 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23220

Fiera Capital Series Trust

(Exact name of registrant as specified in charter)

375 Park Avenue, 8th Floor

New York, New York 10152

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Copy to:

Stephen A. McShea

Fiera Capital Inc.

375 Park Avenue, 8th Floor

New York, New York 10152

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Registrant's telephone number, including area code: (212) 300-1600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Fiera Capital Small/Mid-Cap Growth Fund

Fiera Capital International Equity Fund

Fiera Capital Global Equity Fund

Fiera Capital U.S. Equity Long-Term Quality Fund

Each, a series of Fiera Capital Series Trust

Annual Report

March 31, 2023

Fiera Capital Series Trust

Table of Contents

Management Discussion and Fund Performance	2
Fiera Capital Small/Mid-Cap Growth Fund	2
Fiera Capital International Equity Fund	5
Fiera Capital Global Equity Fund	8
Fiera Capital U.S. Equity Long-Term Quality Fund	12
Portfolio Composition	16
Schedules of Investments	18
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	29
Notes to the Financial Statements	35
Report of the Independent Registered Public Accounting Firm	45
Expense Example	47
Additional Information	49
Approval of Investment Advisory Agreement	52
Statement Regarding Liquidity Risk Management Program	54
Privacy Notice	55

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance March 31, 2023 (Unaudited)

For the period April 1, 2022 to March 31, 2023, the Fiera Capital Small/Mid-Cap Growth Fund returned -14.18% for Institutional class, and -14.38% for Investor class (net of fees). The Fund underperformed its category benchmark, the Russell 2500 Growth Index, which returned -10.35% for the same period.

INVESTMENT PHILOSOPHY

We believe that the best way to provide value-added returns is to identify companies that exhibit certain favorable fundamental advantages and benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We believe that having a spectrum of growth companies ranging from those that are truly innovative and growing rapidly to those that are more established, can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time.

MARKET ENVIRONMENT

Throughout 2022, as the Fed has conveyed its desire to squelch inflation, financial conditions, by every measure, tightened considerably. The inflation problem, which started as a supply issue in 2021, has evolved into a more persistent problem. The labor market is extremely tight, and wage growth (which tends to be sticky) is starting to take hold resulting in broad-based inflationary pressures. Consensus emerged that because of tightening financial conditions, we were positioning for a recession. Housing and the associated cyclical industries are the primary channels through which monetary policy will impact the economy.

As we progressed later into the year, the market environment continued to evolve and has been significantly driven by the Federal Reserve’s resolve to tighten financial conditions to tame inflation and inflation expectations. The Fed has finally accepted that inflationary conditions have become persistent. The policy messaging has become unambiguously for higher Fed Funds rates and the market has come to accept the likelihood of a recession.

The macro picture stepped to centerstage and the implications of tighter financial conditions are being reflected – first and foremost in housing and then followed by the cyclical parts of the economy. One of the key aspects is the tightness of the labor market due to the retirement of more than three million baby boomers and the changing immigration landscape. This has resulted in stickiness of wage growth stoking inflation fears. In the early portion of 2022, capital spending was strong (+21%) and the market is worried the free cash flow margins will decline from peak levels. Historically, significant growth in capital expenditure has not been met well by the market and that seems to be the case again. In this environment of higher real rates and a decline in free cash flow, the equation has resulted in massive multiple compression of high growth, high multiple stocks. In addition to high multiples which were justified away in a previous regime of low to negative real rates, several companies have come short of earnings expectations. This potent brew has resulted in massive declines of once so-called market darlings, mainly in technology. Worries about a cyclical slowdown due to tighter Fed policy has compressed the cyclical sectors of the market. In summary, there are many worries from the macro to the micro.

As 2022 came to a close, the narrative has been driven significantly by the Federal Reserve’s resolve to tighten financial conditions to tame inflation and inflation expectations. The Fed has finally accepted that inflationary conditions have become persistent. The policy messaging has become decidedly for higher Fed Funds rates and the market has come to accept the potential for recession at some point within the coming year. The Fed’s stated goal of stifling persistent inflation to the 2-3% range from the reported CPI of 5.5% in November increases the chance of a policy misstep.

The macro picture is foggy, at best. The labor market continued to be hot with job openings per unemployed person still elevated at 1.7:1 (down from a 70-year high of 2:1 in March 2022). There are initial signs of layoffs in the housing related and tech sector but a more leading indicator such as unemployment claims have not risen in a noticeable manner.

As the calendar turned to 2023, the first quarter of the year was punctuated by the effects of Fed tightening and the higher interest rates taking a toll on the banking sector – particularly the regional banks. Unlike past banking crises (which were caused due to credit issues), the current crisis is rooted in volatility of deposits as the short-term rate environment shifted. This has resulted in unrealized losses in the investment portfolios of regional banks. In the extreme case of a couple of regional banks (Silicon Valley Bank & Signature Bank) the

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

Asset-Liability Risk management was lacking and resulted in FDIC takeover of the banks. The speed at which events unfolded resulting in these bank failures was alarming and unexpected. We believe there is potential that this will result in tighter regulation and tighter credit conditions.

In the latter portion of the first quarter of 2023, the market has recognized that the Fed may have tightened financial conditions too much. As the Fed increased rates last year, there was always a concern of policy error. The odds of that policy error have gone up recently. The effects of the Fed tightening still need to be felt in the economy. The higher Fed funds rate and the natural tightening of credit conditions resulting from the regional banking crisis has shifted the narrative from the market. Now the Fed has truly become data dependent and we may be in the last stretch of higher Fed funds rates. Last quarter, the economy was too hot as persistent inflation and tight labor conditions were topic de-jour. In a matter of weeks, the consensus has shifted to the possibility of a recession in the second half of 2023.

As we mentioned before, the macro picture is foggy at best. Even though inflation may have peaked, it has proven to be sticky. The market perceives it is a long way from the current 5% level to the targeted 2% level – and a lot can happen in terms of economic and equity return outcomes as the Fed balances its goals.

PERFORMANCE (YEAR), INCLUDING CONTRIBUTORS/DETRACTORS

On a trailing one-year basis, the Fund lagged its benchmark, trailing the Russell 2500 Growth benchmark by 3.83% (-14.18% vs -10.35%). The Fund’s security selection was a headwind towards relative performance while and sector allocation contributed towards the active return. Strongest stock selection came in the Consumer Discretionary and Industrials sectors while it was more challenged in Healthcare and Information Technology. The sector overweight in Energy and underweight to Real Estate were the most significant contributors from an allocation perspective. Conversely, the underweight to Consumer Staples and overweight within Health Care detracted from the Fund’s return.

The decision to underweight or overweight a sector is typically more a function of the names available to us that meet our desired criteria, based on our bottom-up analyses than it is on any top-down decision-making. At the end of the period, the Fund was overweight Information Technology, Health Care, Consumer Discretionary and Communication Services, and underweight all other sectors. From a sector perspective, Consumer Discretionary, Energy and Industrials were positive contributors while Health Care, Information Technology and Financials were negative contributors.

On an individual security basis, five of the top performers that provided excess contribution to overall return in the Fund were Shockwave Medical (SWAV) +92%, Deckers Outdoor (DECK) +80%, EMCOR Group (EME) +61%, Amicus Therapeutics (FOLD) +63%, Arista Networks (ANET) +39%. The bottom five performers were Bausch Health (BHC) -76%, Entegris (ENTG) -32%, Gitlab (GTLB) -50%, Zendesk (ZEN) -51%, Guardant Health (GH) -63%.

OUTLOOK

Looking ahead into 2023, uncertainty remains high. With an inverted yield curve, based on historical precedents, a recession is inevitable. The biggest controversy currently is no longer if a recession is imminent. Rather, the question is if the recession will result in a soft landing or a hard landing. Yet at the same time, this landscape presents opportunities to invest in companies with secular growth characteristics at attractive levels. From a bottom-up perspective, we are finding plenty of opportunities to invest in companies with strong good cash generation characteristics and benefitted by secular growth at reasonable multiples.

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

Small/Mid-Cap Growth Fund

Results of a $1,000,000 Investment*

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	APSGX	31660Q702	06/29/12	1.15%	1.05%
Investor	APSRX	31660Q603	02/12/18	1.40%	1.30%

The table references expense ratios per the prospectus dated July 29, 2022. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2023. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information*

Share Class	1 Year	3 Year	5 Year	10 Year
Institutional Class	(14.18)%	20.87%	9.02%	10.52%
Investor Class	(14.38)%	20.56%	8.72%	9.32%(2)
Fund Benchmark
Russell 2500 Growth Index(1)	(10.35)%	14.75%	6.82%	10.05%

(1)	Primary benchmark.

(2)	The return of the Investor Class is since inception.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from March 31, 2013 to March 31, 2023.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

*

The Apex Small/Mid-Cap Growth Fund (the “Apex Fund”), a series of the Ultimus Managers Trust with an inception date of 6/29/12, was reorganized into the Fund as of 2/12/18. The Fund has the same investment objective and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the Apex Fund.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data that is current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

The Fund invests primarily in small- and mid- capitalization equity securities which, like all equity securities, carry the potential for unpredictable drops in value and periods of lackluster performance. Small- and mid- capitalization companies may involve greater risks than large capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Small- and mid- capitalization companies may be subject to greater price fluctuations and be less liquid compared to larger capitalization companies. The Fund’s investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit and financial reporting and disclosure standards. In addition, the Fund’s foreign investments may be subject to adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or social instability, including military action or conflict, and nationalization of companies or industries.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance March 31, 2023 (Unaudited)

For the period April 1, 2022 to March 31, 2023, the Fiera Capital International Equity Fund returned -0.33% for Institutional class, -0.57% for Investor class, and -0.10% for Z class (net of fees). The Fund outperformed its category benchmark, the MSCI EAFE Index, which returned -1.38% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It is invested in a portfolio of the Global Equity Team’s highest conviction ideas from international developed countries and select emerging markets. This research-focused approach seeks to identify what we believe are best of breed companies in an industry with a sustainable competitive advantage and growth potential, that operate with high barriers to entry and a history of stable profit margins with little dependence on financial leverage, trading at what we believe are attractive valuations.

Market Review and Positioning

For the April 1 to June 30, 2022 period, the Fiera Capital International Equity strategy was down in absolute performance and underperformed the index over the quarter. Global equity markets continued to decline, dominated by concerns of stagflation, as China’s lockdowns exacerbated supply chain constraints after having already been under increased pressure with the Ukraine conflict. Furthermore, rate hikes accelerated at an aggressive pace to combat inflation. The strategy’s underperformance over the quarter was primarily driven by our lack of exposure to the Energy sector and our security selection which was less successful in the Industrials and Information Technology sectors.

Novo Nordisk and Unilever were among the leading contributors to performance over the quarter. Novo Nordisk posted very strong results, far exceeding expectations. While the company’s results were broad-based, growth was particularly impressive for Ozempic, one of the company’s key diabetes drugs, and Wegovy, the company’s latest obesity drug, despite supply constraints. The company furthermore meaningfully upgraded its guidance. Novo Nordisk additionally announced during the quarter encouraging phase 3 data for its investigational once-weekly insulin, news which was positively received, once again demonstrating the company’s innovative lead in insulin. As for Unilever, its stock outperformed the index as the higher multiple names de-rated at a faster pace. The company reported a higher than anticipated topline beat led by pricing initiatives that exceeded expectations. Whereas the company was able to instate aggressive pricing actions, volumes declined given their significant mass-market and emerging market presence, which are typically subject to greater demand elasticity as prices increase.

Among the leading detractors over the quarter were Taiwan Semiconductor and Keyence. While Taiwan Semiconductor has indicated that it has reached capacity for 2022 as customers looked to secure their orders, an anticipated industry-wide correction is looming, negatively impacting the sentiment on semiconductor stocks. The company has maintained its $100B CAPEX guidance, which was previously announced, and is well on track to produce its advanced 3nm nodes, whose initial technology ramp-up is anticipated to impact margins negatively in its early stages. Regarding Keyence, although the stock underperformed the market given its relatively higher valuation, the company delivered solid results.

The Japanese-based company benefits from the secular demand for automation, being well-positioned due to its innovative products, distribution capabilities, and solid management.

During the quarter, we did not exit or initiate any new positions. However, we took profits from Novo-Nordisk while adding to our position in InterContinental Hotels Group.

For the July 1 to September 30, 2022 period, the Fiera Capital International Equity fund was down in absolute performance and outperformed the index over the quarter. Despite starting strong, global equity markets experienced wild market swings over the quarter as fears of a global recession persisted. Interest rates continued to rise at a faster pace in an effort to combat inflation, and the soar in the US dollar propelled international currencies to decline, with the British pound plunging to alltime relative lows. As for the strategy’s outperformance over the quarter, security selection in the Consumers and Financials sectors contributed positively, partially offset by weaker selection in the Information Technology, Industrials, and Materials sectors. It was primarily driven by our lack of exposure to the Energy sector and our security selection which was less successful in the Industrials and Information Technology sectors.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

HDFC Bank was among the leading contributors to performance over the quarter. The stock bounced back after initially dropping following the announcement of the merger of HDFC Bank and HDFC Ltd. (Corp). The bank posted solid results over the quarter with strong loan growth and stated that initial approvals for the merger have been obtained. Furthermore, loan loss provisions decreased, while capital levels remained very strong.

Among the leading detractors over the quarter was Taiwan Semiconductor. The stock underperformed alongside its peers due to the challenging macroeconomic environment and looming correction in the semiconductor industry. The company, however, reported strong results with the underlying business continuing to perform very well, driven by their technology leadership, manufacturing capabilities, and overall strong execution.

During the quarter, we did not exit or initiate any new positions.

For the October 1 to December 31, 2022 period, the Fiera Capital International Equity fund was up in absolute performance, however underperformed the MSCI EAFE Index over the quarter. While global equity markets continued to fluctuate over the quarter with the persistent energy crisis in Europe, signs of hope arose as US inflation seemingly peaked, leading investors to believe that the Fed may ease its rate hikes. China’s announcement of new stimulus measures and less restrictive covid policy also spurred further excitement in the markets. As for the strategy’s underperformance, it was predominantly driven by less successful security selection in the Financial sector as well as the strategy’s overweight position in the underperforming Consumer Staples sector.

Novo-Nordisk and Essilor Luxottica were among the leading contributors to performance over the quarter. Danish-based diabetes and obesity specialist, Novo-Nordisk, posted another very strong quarter, exceeding expectations and raising guidance. The company announced that its latest obesity drug, Wegovy, which had recently suffered from material manufacturing disruptions was confirmed to be fully available by year end 2022. The obesity market remains largely untapped, representing a strong opportunity for Novo-Nordisk, as the market is increasingly becoming aware of the efficacy of these obesity drugs. As for one of the global leaders in ophthalmic lenses, frames and sunglasses, Essilor Luxottica, its stock was up over the quarter as the company reported overall solid results, delivering strong organic growth. The Asia-Pacific region delivered particularly strong growth aided by China seeing strong demand for one of the company’s latest products, Stellest, offering myopia correcting glasses for children. Furthermore, the company’s premium brand portfolio of frames and sunglasses brands such as Prada eyewear are continuing to see strong demand.

During the quarter, we did not exit or initiate any new positions.

For the January 1 to March 31, 2023 period, the Fiera Capital International Equity fund was up in absolute performance and outperformed its benchmark the MSCI EAFE Index over the quarter. Global equity markets started the year with a continuation of the fourth quarter’s risk-on sentiment, however the banking sector was front and center after the failures of Silicon Valley Bank (SVB) and Signature Bank, as well as UBS’s rescue acquisition of Credit Suisse. Despite heightened volatility, swift actions from policymakers and indications that the Fed may soon pause rate hikes helped the equity market finish higher for the quarter.

As for the International strategy’s outperformance, security selection in the Information Technology, Consumer Discretionary, and Industrials sectors were primary drivers. Additionally, being underweight Energy contributed to the quarter’s relative performance.

Among the largest individual contributors over the quarter were Taiwan Semiconductor Manufacturing (TSMC) and LVMH Moet Hennessy Louis Vuitton (LVMH). TSMC’s stock recovered meaningfully after being depressed from both geopolitical and cyclical risks in the second half of 2022. The company reported quarterly results and despite a slight miss vs. consensus on revenue, strong margins and margin guidance amidst a cyclical downturn helped the stock higher. As for LVMH, the stock outperformed significantly as the luxury goods conglomerate reported solid 4th quarter results led by their Fashion & Leather Goods division. An optimistic tone from management, namely on China post-reopening as well as strong tourism spending in Europe helped propel the stock higher.

Among the detractors over the quarter were EssilorLuxottica and HDFC Bank. After outperforming in the fourth quarter of 2022, EssilorLuxottica lagged the broader market. A global leader in ophthalmic lenses, frames and sunglasses reported earnings, which missed consensus estimates on bottom and topline measures. The margin miss due to wage inflation was seen as the primary negative factor. As for HDFC, the company slightly underperformed following global banking pressures, however the retail bank is well capitalized, has a culture of conservative underwriting, strong risk management, granular asset-liability matching, and has a healthy liquidity coverage ratio. Importantly, the bank also has a diversified clientele and benefits from the under-penetration of traditional banking in India.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

International Equity Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCIUX	31660Q306	09/29/17	1.24%	1.00%
Investor	FCIRX	31660Q504	09/29/17	1.49%	1.25%
Z	FCIWX	31660Q405	09/29/17	1.24%	0.80%

The table references expense ratios per the prospectus dated July 29, 2022. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2023. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	3 Year	5 Year	Since Inception
Institutional Class	(0.33)%	14.82%	8.50%	8.18%
Investor Class	(0.57)%	14.63%	8.29%	7.97%
Class Z	(0.10)%	15.05%	8.73%	8.41%
Fund Benchmark
MSCI ACWI Index	(7.44)%	15.36%	6.93%	7.17%
MSCI EAFE Index(1)	(1.38)%	12.99%	3.52%	3.69%
MSCI World Index	(7.02)%	16.40%	8.01%	8.05%

(1)	Primary benchmark.

Performance of Investor Class and Z Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2023.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE Index is a stock market index made up of approximately 909 constituents. It is used as a common benchmark for international stock funds. The index comprises the MSCI country indexes capturing large and mid-cap equities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries, but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data that is current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, including military action or conflict, and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance March 31, 2023 (Unaudited)

For the period April 1, 2022 to March 31, 2023, the Fiera Capital Global Equity Fund returned -1.92% for Institutional class, and -2.19% for Investor class (net of fees). The Fund outperformed its category benchmark, the MSCI World Index, which returned -7.02% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It is invested in a concentrated portfolio of the Global Equity Team’s highest conviction ideas from across global, developed, and select emerging markets. We seek to generate returns with lower than market volatility, achieved by investing in companies we believe hold unique competitive advantages, operate with high barriers to entry and are able to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

For the April 1 to June 30, 2022 period, the Fiera Capital Global Equity Fund was down in absolute performance and outperformed the index over the quarter. Global equity markets continued to decline, dominated by concerns of stagflation, as China’s lockdowns exacerbated supply chain constraints after having already been under increased pressure with the Ukraine conflict. Furthermore, rate hikes accelerated at an aggressive pace to combat inflation. The strategy’s outperformance over the quarter was primarily driven by security selection, which was particularly successful in the Consumer Discretionary and Information Technology sectors.

Among the largest contributors over the quarter were AutoZone and Johnson & Johnson. AutoZone’s stock outperformed primarily driven by the impressive acceleration of the company’s commercial business, posting same-store sales growth far exceeding expectations. The leading retailer and distributor of automotive replacement parts and accessories remains committed to its mega-hub strategy, having significantly increased its mega-hub expansion targets. While the company’s retail division posted relatively muted results, sales were better than feared, considering the previous year’s tough comparables. Regarding inflation, the company and industry have effectively been able to price in the increased cost of goods sold. As for Johnson & Johnson, the company posted overall strong results. The Medical Devices division continued to show a strong broad-based recovery with the easing of Covid-related restrictions. Whereas Johnson & Johnson’s Covid vaccine sales fell below consensus, as the company slowly realizes revenues for their largely not-for-profit vaccine, the bulk of the company’s key drugs continue to demonstrate attractive growth.

Among the most significant detractors over the quarter were Moody’s and Keyence. Moody’s stock continued to underperform as issuance volumes were down over the quarter following record levels in 2021. The company subsequently negatively revised its guidance in its Investors Service division. Moody’s Analytics division, however, posted strong organic growth, seeing strong demand for regulatory products such as Know Your Client rules. Regarding Keyence, although the stock underperformed the market given its relatively higher valuation, the company delivered solid results. The Japanese-based company benefits from the secular demand for automation, being well-positioned due to its strong products, distribution capabilities, and solid management.

During the quarter, we did not exit or initiate any new positions in the fund. We did, however, trim our position in Sherwin Williams while adding to our position in Microsoft.

For the July 1 to September 30, 2022 period, the Fiera Capital Global Equity fund was down in absolute performance and performed relatively in line with the index. Despite starting off strong, global equity markets experienced wild swings over the quarter as fears of a global recession persisted. Interest rates continued to rise at a faster pace as policymakers attempted to combat inflation, and the soar in the US dollar propelled global currencies to decline, with the British pound plunging to all-time relative lows. As for the strategy’s performance, security selection in the Consumer Staples sector was positive, while selection within the Information Technology sector was particularly challenging.

Among the largest contributors over the quarter were TJX and AutoZone. Despite HomeGoods experiencing sales pressure due to high comparables during the pandemic and margin pressure driven by higher freight costs, TJX’s Marmaxx division, on the other hand, is performing well. The off-price retailer is poised to benefit from the challenging market environment, which has historically increased customer appetite for its unique value proposition. Furthermore, the company is in a strong inventory position, as supply chain disruptions have positively impacted the company’s ability to source great products and increase its inventory levels. As for Autozone,

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

its stock outperformed as its Commercial business continues to deliver stellar growth, while its retail segment’s Same Store Sales have climbed back into positive territory, following exceptional strength in recent pandemic years. The company has also demonstrated an ability to price in inflationary pressures.

Among the most significant detractors over the quarter were Taiwan Semiconductor and Alphabet. Taiwan Semiconductor underperformed alongside its peers due to the challenging macroeconomic environment and looming correction in the semiconductor industry. The company, however, reported strong results with the underlying business continuing to perform very well, driven by their technology leadership, manufacturing capabilities, and overall strong execution. As for Alphabet, its stock underperformed as its results came in slightly below expectations with a negative earnings revision due to macroeconomic and FX headwinds. Google Search still fared better than its “ads business” peers. As the most popular search engine, it has increasingly gained performance-based ads, less economically sensitive than brand ads. Furthermore, its material travel exposure experienced a very strong recovery following years of covid-related weakness. Despite the more challenging landscape, the company continues to execute well, with strong cost controls in place.

During the quarter, we did not exit or initiate any new positions in the fund.

For the October 1 to December 31, 2022 period, the Fiera Capital Global Equity fund was up in absolute performance and outperformed the MSCI World Index over the quarter. While global equity markets continued to fluctuate over the quarter with the persistent energy crisis in Europe, signs of hope arose as US inflation seemingly peaked, leading investors to believe that the Fed may ease its rate hikes. China’s announcement of new stimulus measures and less restrictive covid policy also spurred further excitement in the markets. As for the strategy’s outperformance, it was predominantly driven by security selection, which was particularly successful in the Consumer Discretionary and Information Technology sectors. Not owning FAANG mega-caps, Amazon and Apple as well as EV giant Tesla, also contributed to the strategy’s relative outperformance.

Among the largest contributors over the quarter was TJX. Strong margin execution drove the stock’s outperformance even though the company is experiencing freight costs headwinds. The company furthermore is continuing to benefit from strong merchandise availability as supply chain disruptions have increased their selection from suppliers, while the inflationary environment has enabled the off-price retailer to strategically increase its pricing.

Among the most significant detractors over the quarter were Alphabet and Roche. Alphabet’s stock underperformed as the company reported results that came in below expectations and negatively revised earnings. The USbased multinational tech giant continues to be faced with short term macro challenges and FX headwinds. The company remains committed to spending on innovation throughout the market cycle, while at the same time have not meaningfully slowed down hirings, staying focused on the business long-term, despite the impact being negative on margins short term. As for Roche, the company’s pharmaceutical division reported results that came in below consensus, while the beat in diagnostics was partially driven by better than anticipated covid testing revenue. Furthermore, the company announced that its experimental Alzheimer’s drug, Gantenerumab failed in phase 3 of its trial, proving to not be significant, leading Roche to terminate its program. During the quarter, we did not exit or initiate any new positions in the fund. We did, however, trim our positions in AutoZone and Alphabet.

For the January 1 to March 31, 2023 period, the Fiera Capital Global Equity fund was up in absolute performance and outperformed its benchmark the MSCI World Index over the quarter. Global equity markets started the year with a continuation of the fourth quarter’s risk-on sentiment, however the banking sector was front and center after the failures of Silicon Valley Bank (SVB) and Signature Bank, as well as UBS’s rescue acquisition of Credit Suisse. Despite heightened volatility, swift actions from policymakers and indications that the Fed may soon pause rate hikes helped the equity market finish higher for the quarter.

As for the strategy’s outperformance, security selection in Financials was a primary driver given no US bank exposure and a preference for names such as Moody’s and MSCI. Additionally, being underweight Energy and security selection in Industrials contributed. On the counter side, selection in Consumer Discretionary and Health Care as well as not owning Apple and NVIDIA detracted from a relative performance perspective.

Among the largest individual contributors over the quarter were LVMH Moet Hennessy Louis Vuitton (LVMH) and Taiwan Semiconductor Manufacturing (TSMC). LVMH outperformed significantly as the luxury goods conglomerate reported solid fourth quarter results led by their Fashion & Leather Goods division. An optimistic tone from management, namely on China post-reopening as well as strong

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

tourism spending in Europe helped propel the stock higher. As for TSMC, the stock recovered meaningfully after being depressed from both geopolitical and cyclical risks in the second half of 2022. The company reported quarterly results and despite a slight miss vs. consensus on revenue, strong margins and margin guidance amidst a cyclical downturn helped the stock higher.

Among the more significant detractors over the quarter were Johnson & Johnson (JNJ) and UnitedHealth Group (UNH). JNJ’s quarter showed softening in their pharmaceuticals division ex-COVID vaccines, subpar earnings quality, and a soft margin outlook amid inflationary pressures and an upcoming spin-off of their consumer unit. A significant pending liability related to talc in their baby powder also weighed on the stock as the U.S. appeals court denied an attempt to handle the subsidiary’s lawsuits in bankruptcy court. As for UNH, rulings around risk adjustments to Medicare Advantage as well as slightly underwhelming rate increases were an overhang on the stock in the short-term.

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

Global Equity Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCGIX	31660Q207	04/28/17	1.70%	0.90%
Investor	FCGEX	31660Q108	04/28/17	1.95%	1.15%

The table references expense ratios per the prospectus dated July 29, 2022. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2023. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	3 Year	5 Year	Since Inception
Institutional Class	(1.92)%	17.03%	11.09%	12.10%
Investor Class	(2.19)%	16.74%	10.79%	11.82%
Fund Benchmark
MSCI ACWI Index	(7.44)%	15.36%	6.93%	8.04%
MSCI World Index(1)	(7.02)%	16.40%	8.01%	8.77%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2023.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data that is current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic, including military action or conflict, and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance March 31, 2023 (Unaudited)

For the period April 1, 2022 to March 31, 2023, the Fiera Capital U.S. Equity Long-Term Quality Fund returned -1.26% for Institutional class, and -1.45% for Investor class (net of fees). The Fund outperformed its category benchmark, the S&P 500 Index, which returned -7.73% for the same period.

Investment Philosophy

The Fund seeks to achieve long-term capital appreciation. It seeks to achieve the Fund’s investment objective by investing substantially in a portfolio of US equities. We seek to invest in what we believe are quality companies that we believe have an ability to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

For the April 1 to June 30, 2022 period, the Fiera Capital U.S. Equity Long-Term Quality Fund was down in absolute performance and outperformed the index over the quarter. Global equity markets continued to decline, dominated by concerns of stagflation, as China’s lockdowns exacerbated supply chain constraints after having already been under increased pressure with the Ukraine conflict. Furthermore, rate hikes accelerated at an aggressive pace to combat inflation. The strategy’s outperformance over the quarter was primarily driven by security selection, which was particularly successful in the Consumer Discretionary and Information Technology sectors.

Among the largest contributors over the quarter were AutoZone and Johnson & Johnson. AutoZone’s stock outperformed primarily driven by the impressive acceleration of the company’s commercial business, posting same-store sales growth far exceeding expectations. The leading retailer and distributor of automotive replacement parts and accessories remains committed to its mega-hub strategy, having significantly increased its mega-hub expansion targets. While the company’s retail division posted relatively muted results, sales were better than feared, considering the previous year’s tough comparables. Regarding inflation, the company and industry as a whole have effectively been able to price in the increase in the cost of goods sold. As for Johnson & Johnson, the company posted overall strong results. The Medical Devices division continued to show a strong broad-based recovery with the easing of Covid-related restrictions. Whereas Johnson & Johnson’s Covid vaccine sales fell below consensus, as the company begins to slowly realize revenues for their largely not-forprofit vaccine, the bulk of the company’s key drugs continue to demonstrate attractive growth.

Among the largest detractors over the quarter were Moody’s and Middleby. Moody’s stock continued to underperform as issuance volumes were down over the quarter following record levels in 2021. The company subsequently negatively revised its guidance in its Investors Service division. Moody’s Analytics division, however, posted strong organic growth, seeing strong demand for regulatory products such as Know Your Client rules. As for Middleby, the company reported lower than anticipated margins across divisions, driven by supply chain constraints and rising costs. While orders remain healthy, seeing double-digit growth, order trends relatively slowed down, creating concerns among investors. Despite the more challenging macro environment, the company has historically demonstrated its ability to navigate difficult periods.

During the quarter, we did not exit or initiate any new positions in the fund. We did, however, trim our positions in PepsiCo and Colgate Palmolive while adding to our positions in Microsoft and Alphabet.

For the July 1 to September 30, 2022 period, the Fiera Capital U.S. Equity Long-Term Quality Fund was down in absolute performance and underperformed the index over the quarter. Despite starting off strong, global equity markets experienced wild swings over the quarter as fears of a global recession persisted. Interest rates continued to rise at a faster pace as policymakers attempted to combat inflation, and the soar in the US dollar propelled global currencies to decline, with the British pound plunging to all-time relative lows. As for the strategy’s underperformance, it was primarily driven by security selection in the Information Technology, Consumer Discretionary, and Financials sectors.

Among the largest contributors over the quarter were Lowe’s and TJX. Lowe’s stock outperformed as the company’s management has demonstrated its ability to execute and effectively manage selling, general and administrative expenses. Furthermore, the company’s Pro customer sales saw doubt-digit growth for the ninth consecutive quarter, which partially offset the relatively more difficult DIY sales, considering its recent strength last year. As for TJX, despite HomeGoods experiencing sales pressure due to high comparables during the pandemic and margin pressure driven by higher freight costs, its Marmaxx division, on the other hand, is performing well. The off-price

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

retailer is poised to benefit from the challenging market environment, which has historically increased customer appetite for its unique value proposition. Furthermore, the company is in a strong inventory position, as supply chain disruptions have positively impacted the company’s ability to source great products and increase its inventory levels.

Among the largest detractors over the quarter were Adobe and Moody’s. Adobe’s stock sharply dropped following the announcement of the acquisition of Figma, a collaborative web-based tool for user experience design. While Adobe paid a sizeable price to acquire the business, it is believed that Figma’s web-based technology will accelerate Adobe’s ability to move its products to the cloud, a task that would be very challenging to do organically, as well as enable it to further tap into the extremely vast communicators/consumers total addressable market, with ambitions of driving future growth. As for Moody’s, its stock underperformed as the company reported results that came in below expectations, negatively revising its guidance. The company’s Investors Service division continues to be challenged due to uncertainty in the markets after two years of exceptional issuance volumes fueled by low rates. Moody’s Analytics division, however, posted strong organic growth as they continue to see positive demand for regulatory (know your clients) as well as risk-related products, providing a degree of stability to their earnings.

During the quarter, we did not exit or initiate any new positions in the fund.

For the October 1 to December 31, 2022 period, the Fiera Capital U.S. Equity Long-Term Quality Fund was up in absolute performance and outperformed the S&P 500 Index over the quarter. While global equity markets continued to fluctuate over the quarter with the persistent energy crisis in Europe, signs of hope arose as US inflation seemingly peaked, leading investors to believe that the Fed may ease its rate hikes. China’s announcement of new stimulus measures and less restrictive covid policy also spurred further excitement in the markets. As for the strategy’s outperformance, it was predominantly driven by security selection, which was particularly successful in the Consumer Discretionary and Information Technology sectors. Not owning FAANG mega-caps, Amazon and Apple as well as EV giant Tesla, also contributed to the strategy’s relative outperformance.

Among the largest contributors over the quarter was Nike. Nike’s stock outperformed over the quarter, as the multinational apparel and footwear player proved its ability to navigate through a challenging inventory environment, faring better than its main competitors. The company believes itself to be efficiently managing its end-to-end supply chain while not slowing down on their innovative pipeline of products. Nike believes the inventory peak to have passed and have seen encouraging results in Greater China showing a stronger inventory position. The company further anticipates their margins to increase next year as the transitory pressures necessitating greater promotional activity to resume a healthy inventory level, are behind them. Nike furthermore continues to be able to attract some of the world’s best roster of athletes while continuing to focus on retail experience and digital growth.

Among the largest detractors over the quarter were Alphabet and CME Group. Alphabet’s stock underperformed as the company reported results that came in below expectations and negatively revised earnings. The US-based multinational tech giant continues to be faced with short term macro challenges and FX headwinds. The company remains committed to spending on innovation throughout the market cycle, while at the same time has not meaningfully slowed down hirings, staying focused on the business long-term, despite the impact being negative on margins short term.

While CME reported fairly in-line results and all product categories posting strong volume growth with the exception of the Energy complex, the stock nonetheless underperformed as pricing was down due to temporary concessions made by the company. CME Group, however, continues to deliver strong execution, launching new products and further expanding their client base internationally.

During the quarter, we did not exit or initiate any new positions in the fund. We did, however, trim our positions in AutoZone while adding to our position in CME Group.

For the January 1 to March 31, 2023 period, the Fiera Capital U.S. Equity Long-Term Quality Fund was up in absolute performance and underperformed its benchmark the S&P 500 Index over the quarter. Equity markets started the year with a continuation of the fourth quarter’s risk-on sentiment, however the banking sector was front and center after the failures of Silicon Valley Bank (SVB) and Signature Bank, as well as UBS’s rescue acquisition of Credit Suisse. Despite heightened volatility, swift actions from policymakers and indications that the Fed may soon pause rate hikes helped the equity market finish higher for the quarter.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

As for the strategy’s underperformance, security selection in Consumer Discretionary as well as allocation and security selection within Information Technology were the primary detractors. Specifically, not owning Apple nor NVIDIA negatively impacted from a relative sense. On the positive side, security selection in Financials contributed given no US bank exposure and a preference for names such as Moody’s and MSCI. Additionally, being underweight Energy aided the strategy.

Among the more significant detractors over the quarter were Johnson & Johnson (JNJ) and UnitedHealth Group (UNH). JNJ’s quarter showed softening in their pharmaceuticals division ex-COVID vaccines, subpar earnings quality, and a soft margin outlook amid inflationary pressures and an upcoming spin-off of their Consumer unit. A significant pending liability related to talc in their baby powder also weighed on the stock as the U.S. appeals court denied an attempt to handle the subsidiary’s lawsuits in bankruptcy court. As for UNH, rulings around risk adjustments to Medicare Advantage as well as slightly underwhelming rate increases were an overhang on the stock in the short-term.

Among positive contributors, MSCI and Microsoft (MSFT) helped the fund over the quarter. MSCI outperformed following strong quarterly results and guidance. Margins improved slightly, and the company benefitted from broader market performance as well as their ESG/Climate division. As for Microsoft, market attention on AI tools, ChatGPT and Alphabet’s recently launched, Bard continued. MSFT stock performed well in the quarter following a challenged 2022. There were a variety of announcements around OpenAI integration, including a new partnership with Salesforce and their Einstein AI product. We continue to stay focused on developments and believe AI will be a complimentary tool to existing platforms such as Search and Office. Microsoft’s 4th quarter earnings announcement was largely in-line, however deceleration in Azure, their cloud division and lowered guidance offset an initially positive market reaction.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance – Continued March 31, 2023 (Unaudited)

U.S. Equity Long-Term Quality Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Investor	FCUEX	31660Q868	09/30/19	1.13%	1.00%
Institutional	FCUIX	31660Q850	09/30/19	0.88%	0.75%

The table references expense ratios per the prospectus dated July 29, 2022. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2023. Returns would be lower without these contractual expense limitations in effect.

Cumulative Total Return Information

Share Class	1 Year	3 Year	Since Inception
Institutional Class	(1.26)%	20.25%	14.74%
Investor Class	(1.45)%	19.96%	14.49%
Fund Benchmark
S&P 500 Index(1)	(7.73)%	18.60%	11.48%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2023.

The S&P 500 Index is a registered trademark of Standard & Poor’s and is an unmanaged broadly-based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data that is current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

Fiera Capital Series Trust Portfolio Composition March 31, 2023 (Unaudited)

Small/Mid-Cap Growth Fund

Sector	% of Total Net Assets
Common Stocks*
Communications	10.4%
Consumer, Cyclical	15.6
Consumer, Non-cyclical	27.2
Energy	2.7
Financial	5.0
Industrial	15.4
Technology	22.1
Total Common Stocks	98.4
Other Assets and Liabilities	1.6
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$1,342,356	1.8%
Banks	1,371,691	1.8
Biotechnology	8,204,786	11.1
Commercial Services	3,243,534	4.4
Distribution/Wholesale	707,952	1.0
Diversified Financial Services	1,159,644	1.6
Engineering & Construction	4,380,789	5.9
Hand/Machine Tools	1,112,471	1.5
Healthcare-Products	5,315,809	7.2
Healthcare-Services	2,305,232	3.1
Home Builders	1,229,184	1.7
Home Furnishings	1,290,269	1.7
Internet	3,406,414	4.6
Leisure Time	1,543,638	2.1
Lodging	1,757,227	2.4
Machinery-Construction & Mining	1,165,294	1.6
Machinery-Diversified	3,348,595	4.5
Media	2,114,355	2.8
Miscellaneous Manufacturing	1,412,181	1.9
Oil & Gas	1,055,826	1.4
Oil & Gas Services	950,147	1.3
Pharmaceuticals	1,046,210	1.4
Private Equity	1,194,861	1.6
Retail	2,444,683	3.3
Semiconductors	5,173,245	7.0
Software	11,207,228	15.1
Telecommunications	2,200,812	3.0
Textiles	1,210,557	1.6
Total Common Stocks	72,894,990	98.4
Other Assets and Liabilities	1,154,585	1.6
Total Net Assets	$74,049,575	100.0%

International Equity Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	2.7%
Consumer, Cyclical	19.7
Consumer, Non-cyclical	40.5
Financial	9.9
Industrial	17.8
Technology	8.6
Total Common Stocks	99.2
Other Assets and Liabilities	0.8
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$12,995,523	5.4%
Banks	13,789,578	5.7
Beverages	10,187,304	4.2
Building Materials	5,696,409	2.4
Chemicals	6,629,819	2.7
Commercial Services	14,087,776	5.8
Cosmetics/Personal Care	20,518,704	8.5
Distribution/Wholesale	5,125,662	2.1
Diversified Financial Services	10,019,175	4.1
Electronics	3,377,128	1.4
Food	14,639,163	6.1
Hand/Machine Tools	5,987,373	2.5
Healthcare-Products	14,423,976	6.0
Home Furnishings	7,860,630	3.3
Leisure Time	5,187,876	2.1
Lodging	8,248,382	3.4
Machinery-Diversified	19,712,007	8.2
Pharmaceuticals	24,019,128	9.9
Retail	8,132,822	3.4
Semiconductors	13,749,658	5.7
Software	6,938,569	2.9
Transportation	8,134,857	3.4
Total Common Stocks	239,461,519	99.2
Other Assets and Liabilities	2,004,841	0.8
Total Net Assets	$241,466,360	100.0%

Fiera Capital Series Trust Portfolio Composition – Continued March 31, 2023 (Unaudited)

Global Equity Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	2.5%
Communications	5.0
Consumer, Cyclical	19.5
Consumer, Non-cyclical	26.8
Financial	9.8
Industrial	17.7
Technology	18.1
Total Common Stocks	99.4
Other Assets and Liabilities	0.6
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$1,980,888	7.0%
Banks	640,365	2.2
Beverages	1,721,016	6.1
Building Materials	1,199,262	4.2
Chemicals	703,530	2.5
Commercial Services	1,920,908	6.8
Diversified Financial Services	2,139,052	7.5
Electronics	739,091	2.6
Food	1,037,817	3.7
Hand/Machine Tools	312,629	1.1
Healthcare-Services	986,768	3.5
Internet	1,408,239	5.0
Lodging	675,046	2.4
Machinery-Diversified	2,775,289	9.8
Pharmaceuticals	1,926,141	6.8
Retail	2,873,050	10.1
Semiconductors	1,340,976	4.7
Software	3,805,875	13.4
Total Common Stocks	28,185,942	99.4
Other Assets and Liabilities	174,394	0.6
Total Net Assets	$28,360,336	100.0%

U.S. Equity Long-Term Quality Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	7.1%
Communications	8.0
Consumer, Cyclical	16.2
Consumer, Non-cyclical	18.3
Financial	17.9
Industrial	13.2
Technology	19.1
Total Common Stocks	99.8
Other Assets and Liabilities	0.2
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$2,509,337	2.8%
Beverages	3,651,287	4.1
Building Materials	2,261,605	2.6
Chemicals	6,374,106	7.1
Cosmetics/Personal Care	1,304,078	1.5
Diversified Financial Services	15,933,114	17.9
Electronics	2,503,424	2.8
Healthcare-Services	5,000,947	5.6
Internet	5,271,973	5.9
Machinery-Diversified	6,987,976	7.8
Media	1,884,509	2.1
Pharmaceuticals	6,387,124	7.1
Retail	11,972,463	13.4
Semiconductors	3,210,347	3.6
Software	13,827,940	15.5
Total Common Stocks	89,080,230	99.8
Other Assets and Liabilities	188,564	0.2
Total Net Assets	$89,268,794	100.0%

Portfolio composition changes due to the ongoing management of the Funds. The percentages are based on net assets as of March 31, 2023.

*

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the ame economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector that funds that invest more broadly. Generally, the more broadly a Fund invests, the more it spreads risk and potentially reduces the risk of loss and volatility.

Small/Mid-Cap Growth Fund Schedule of Investments March 31, 2023

Description	Shares	Value
Common Stocks — 98.4%
Communications — 10.4%
Internet — 4.6%
Etsy, Inc.(1)	14,518	$1,616,289
GoDaddy, Inc., Class A(1)	23,033	1,790,125
		3,406,414
Media — 2.8%
New York Times Co., Class A	34,380	1,336,694
Nexstar Media Group, Inc.	4,504	777,661
		2,114,355
Telecommunications — 3.0%
Arista Networks, Inc.(1)	13,111	2,200,812
Total Communications		7,721,581

Consumer, Cyclical — 15.6%
Apparel — 1.8%
Deckers Outdoor Corp.(1)	2,986	1,342,356

Distribution/Wholesale — 1.0%
Avient Corp.	17,200	707,952

Home Builders — 1.7%
PulteGroup, Inc.	21,091	1,229,184

Home Furnishings — 1.7%
Dolby Laboratories, Inc., Class A	15,105	1,290,269

Leisure Time — 2.1%
Harley-Davidson, Inc.	15,425	585,687
Royal Caribbean Cruises, Ltd.(1)	14,670	957,951
		1,543,638
Lodging — 2.4%
Hyatt Hotels Corp., Class A(1)	15,719	1,757,227

Retail — 3.3%
Lithia Motors, Inc., Class A	5,148	1,178,532
Wingstop, Inc.	6,897	1,266,151
		2,444,683
Textiles — 1.6%
Mohawk Industries, Inc.(1)	12,079	1,210,557
Total Consumer, Cyclical		11,525,866

Consumer, Non-cyclical — 27.2%
Biotechnology — 11.1%
Amicus Therapeutics, Inc.(1)	135,230	$1,499,700
Apellis Pharmaceuticals, Inc.(1)	14,372	947,977
Argenx SE, ADR(1)	4,426	1,649,039
BioMarin Pharmaceutical, Inc.(1)	11,745	1,142,084
Guardant Health, Inc.(1)	14,410	337,770
Karuna Therapeutics, Inc.(1)	6,448	1,171,215
Mirati Therapeutics, Inc.(1)	18,600	691,548
SpringWorks Therapeutics, Inc.(1)	16,370	421,364
Veracyte, Inc.(1)	15,430	344,089
		8,204,786
Commercial Services — 4.4%
Insperity, Inc.	10,891	1,323,801
Ritchie Bros Auctioneers, Inc.	7,950	447,506
United Rentals, Inc.	3,720	1,472,227
		3,243,534

Healthcare-Products — 7.2%
AtriCure, Inc.(1)	17,873	740,836
Inari Medical, Inc.(1)	9,314	575,046
iRhythm Technologies, Inc.(1)	18,285	2,267,889
Shockwave Medical, Inc.(1)	7,988	1,732,038
		5,315,809

Healthcare-Services — 3.1%
ICON PLC(1)	3,320	709,119
Molina Healthcare, Inc.(1)	5,967	1,596,113
		2,305,232

Pharmaceuticals — 1.4%
Neurocrine Biosciences, Inc.(1)	10,336	1,046,210
Total Consumer, Non-Cyclical		20,115,571

Energy — 2.7%
Oil & Gas — 1.4%
Devon Energy Corp.	20,862	1,055,826

Oil & Gas Services — 1.3%
ChampionX Corp.	35,022	950,147
Total Energy		2,005,973

Financial — 5.0%
Banks — 1.8%
Citizens Financial Group, Inc.	45,166	1,371,691

See accompanying Notes to the Financial Statements.

Small/Mid-Cap Growth Fund Schedule of Investments – Continued March 31, 2023

Description	Shares	Value
Diversified Financial Services — 1.6%
Invesco, Ltd.	70,710	$1,159,644

Private Equity — 1.6%
Ares Management Corp., Class A	14,320	1,194,861
Total Financial		3,726,196

Industrial — 15.4%
Engineering & Construction — 5.9%
EMCOR Group, Inc.	12,184	1,980,997
Jacobs Solutions, Inc.	9,690	1,138,672
TopBuild Corp.(1)	6,059	1,261,120
		4,380,789

Hand/Machine Tools — 1.5%
Regal Rexnord Corp.	7,905	1,112,471

Machinery-Construction & Mining — 1.6%
BWX Technologies, Inc.	18,485	1,165,294

Machinery-Diversified — 4.5%
Cognex Corp.	22,193	1,099,663
Graco, Inc.	12,839	937,376
Nordson Corp.	5,901	1,311,556
		3,348,595

Miscellaneous Manufacturing — 1.9%
AO Smith Corp.	20,422	1,412,181
Total Industrial		11,419,330

Technology — 22.1%
Semiconductors — 7.0%
Entegris, Inc.	23,736	1,946,589
Lattice Semiconductor Corp.(1)	22,291	2,128,791
Power Integrations, Inc.	12,971	1,097,865
		5,173,245

Software — 15.1%
ACI Worldwide, Inc.(1)	24,321	$656,181
Gitlab, Inc., Class A(1)	31,947	1,095,463
HubSpot, Inc.(1)	4,765	2,042,994
Jack Henry & Associates, Inc.	5,621	847,197
JFrog, Ltd.(1)	41,280	813,216
MongoDB, Inc., Class A(1)	6,471	1,508,520
Outset Medical, Inc.(1)	14,690	270,296
Paycom Software, Inc.(1)	5,246	1,594,836
PubMatic, Inc., Class A(1)	35,820	495,032
Tyler Technologies, Inc.(1)	5,311	1,883,493
		11,207,228
Total Technology		16,380,473

Total Common Stocks (identified cost $56,559,327)		72,894,990

Total Investments — 98.4% (identified cost $56,559,327)		72,894,990
Other Assets and Liabilities — 1.6%		1,154,585

Total Net Assets — 100.0%		$74,049,575

(1)	Non-income producing.

ADR – American Depositary Receipt

PLC – Public Limited Company

See accompanying Notes to the Financial Statements.

International Equity Fund Schedule of Investments March 31, 2023

Description	Shares	Value
Common Stocks — 99.2%
Australia — 2.2%
Commonwealth Bank of Australia	78,741	$5,198,906

Canada — 3.4%
Canadian National Railway Co.	68,957	8,134,858

Denmark — 7.2%
Novo Nordisk A/S, Class B	109,331	17,363,975

France — 16.0%
Air Liquide SA	39,608	6,629,819
EssilorLuxottica SA	48,000	8,655,351
L’Oreal SA	23,286	10,404,999
LVMH Moet Hennessy Louis Vuitton SE	14,158	12,995,522
		38,685,691
Germany — 4.0%
Rational AG	3,910	2,628,198
SAP SE	54,951	6,938,569
		9,566,767
India — 2.5%
HDFC Bank, Ltd., ADR	91,124	6,075,237

Japan — 9.9%
FANUC Corp.	100,005	3,611,400
Keyence Corp.	21,220	10,400,108
Shimano, Inc.	29,921	5,187,876
Unicharm Corp.	114,311	4,698,839
		23,898,223
Sweden — 1.0%
Svenska Handelsbanken AB, Class A	290,437	2,515,435

Switzerland — 19.4%
Alcon, Inc.	81,267	5,768,625
Cie Financiere Richemont SA	50,720	8,132,822
Geberit AG	10,201	5,696,409
Nestle SA	120,068	14,639,163
Roche Holding AG	23,292	6,655,153
Schindler Holding AG	27,023	5,987,372
		46,879,544
Taiwan — 5.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	147,814	13,749,658
United Kingdom — 23.9%
Bunzl PLC	135,692	$5,125,662
Diageo PLC	228,253	10,187,304
Howden Joinery Group PLC	605,959	5,232,433
InterContinental Hotels Group PLC	125,990	8,248,382
Intertek Group PLC	89,790	4,497,309
London Stock Exchange Group PLC	103,148	10,019,175
Rotork PLC	866,654	3,377,128
Spirax-Sarco Engineering PLC	38,824	5,700,499
Unilever PLC	104,605	5,414,866
		57,802,758
United States — 4.0%
S&P Global, Inc.	27,817	9,590,467

Total Common Stocks (identified cost $181,644,962)		239,461,519

Total Investments — 99.2% (identified cost $181,644,962)		239,461,519
Other Assets and Liabilities — 0.8%		2,004,841

Total Net Assets — 100.0%		$241,466,360

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Global Equity Fund Schedule of Investments March 31, 2023

Description	Shares	Value
Common Stocks — 99.4%
Denmark — 0.8%
Novo Nordisk A/S, Class B	1,493	$237,119

France — 4.7%
LVMH Moet Hennessy Louis Vuitton SE	1,443	1,324,519

India — 2.3%
HDFC Bank, Ltd., ADR	9,605	640,365

Japan — 3.4%
Keyence Corp.	1,942	951,791

Switzerland — 9.1%
Cie Financiere Richemont SA	3,884	622,790
Geberit AG	1,095	611,466
Nestle SA	8,512	1,037,817
Schindler Holding AG	1,411	312,629
		2,584,702
Taiwan — 4.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	14,416	1,340,976

United Kingdom — 8.5%
Diageo PLC	20,519	915,796
InterContinental Hotels Group PLC	10,311	675,046
Intertek Group PLC	7,436	372,447
Spirax-Sarco Engineering PLC	3,010	441,956
		2,405,245
United States — 65.9%
Alphabet, Inc., Class A (1)	13,576	$1,408,239
AutoZone, Inc. (1)	554	1,361,815
Becton, Dickinson and Co.	2,926	724,302
Carrier Global Corp.	12,848	587,796
CME Group, Inc.	4,186	801,703
Graco, Inc.	8,492	620,001
Johnson & Johnson	6,224	964,720
Mastercard, Inc., Class A	3,680	1,337,349
Mettler-Toledo International, Inc. (1)	483	739,091
Microsoft Corp.	7,373	2,125,636
Moody’s Corp.	5,060	1,548,461
MSCI, Inc.	1,569	878,154
NIKE, Inc., Class B	5,352	656,369
Oracle Corp.	8,632	802,085
Otis Worldwide Corp.	9,023	761,541
PepsiCo, Inc.	4,417	805,219
Sherwin-Williams Co.	3,130	703,530
TJX Cos., Inc.	11,338	888,446
UnitedHealth Group, Inc.	2,088	986,768
		18,701,225
Total Common Stocks (identified cost $20,608,576)		28,185,942

Total Investments — 99.4% (identified cost $20,608,576)		28,185,942
Other Assets and Liabilities — 0.6%		174,394
Total Net Assets — 100.0%		$28,360,336

(1)	Non-income producing.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

U.S. Equity Long-Term Quality Fund Schedule of Investments March 31, 2023

Description	Shares	Value
Common Stocks — 99.8%
Basic Materials — 7.1%
Chemicals — 7.1%
Linde PLC	10,748	$3,820,269
Sherwin-Williams Co.	11,362	2,553,837
Total Basic Materials		6,374,106

Communications — 8.0%
Internet — 5.9%
Alphabet, Inc., Class A(1)	50,824	5,271,973

Media — 2.1%
FactSet Research Systems, Inc.	4,540	1,884,509
Total Communications		7,156,482

Consumer, Cyclical — 16.2%
Apparel — 2.8%
NIKE, Inc., Class B	20,461	2,509,337

Retail — 13.4%
AutoZone, Inc.(1)	2,146	5,275,190
Lowe’s Cos., Inc.	17,607	3,520,872
TJX Cos., Inc.	40,536	3,176,401
		11,972,463
Total Consumer, Cyclical		14,481,800

Consumer, Non-cyclical — 18.3%
Beverages — 4.1%
PepsiCo, Inc.	20,029	3,651,287

Cosmetics/Personal Care — 1.5%
Colgate-Palmolive Co.	17,353	1,304,078

Healthcare-Services — 5.6%
UnitedHealth Group, Inc.	10,582	5,000,947

Pharmaceuticals — 7.1%
Becton, Dickinson and Co.	10,226	2,531,344
Johnson & Johnson	24,876	3,855,780
		6,387,124
Total Consumer, Non-Cyclical		16,343,436

Financial — 17.9%
Diversified Financial Services — 17.9%
CME Group, Inc.	14,816	$2,837,560
Mastercard, Inc., Class A	12,466	4,530,269
Moody’s Corp.	17,237	5,274,867
MSCI, Inc.	5,879	3,290,418
Total Financial		15,933,114

Industrial — 13.2%
Building Materials — 2.6%
Carrier Global Corp.	49,434	2,261,605

Electronics — 2.8%
Mettler-Toledo International, Inc.(1)	1,636	2,503,424

Machinery-Diversified — 7.8%
Graco, Inc.	33,252	2,427,729
Middleby Corp.(1)	14,722	2,158,392
Otis Worldwide Corp.	28,458	2,401,855
		6,987,976
Total Industrial		11,753,005

Technology — 19.1%
Semiconductors — 3.6%
Analog Devices, Inc.	16,278	3,210,347

Software — 15.5%
Adobe Systems, Inc.(1)	5,430	2,092,559
Microsoft Corp.	31,037	8,947,967
Oracle Corp.	29,998	2,787,414
		13,827,940
Total Technology		17,038,287

Total Common Stocks (identified cost $61,890,203)		89,080,230

Total Investments — 99.8% (identified cost $61,890,203)		89,080,230
Other Assets and Liabilities — 0.2%		188,564

Total Net Assets — 100.0%		$89,268,794

(1)	Non-income producing.

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Assets and Liabilities March 31, 2023

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Assets:
Investments in unaffiliated issuers, at value	$72,894,990	$239,461,519	$28,185,942	$89,080,230
Cash	1,261,961	1,176,189	4,603	445,740
Cash denominated in foreign currencies(1)	—	136,880	139,004	—
Dividends and interest receivable	10,399	1,180,059	92,627	7,048
Receivable for investments sold	—	—	62,024	—
Receivable for capital stock sold	5,283	85,851	—	—
Due from Adviser	—	—	5,982	—
Prepaid expenses	20,850	30,601	5,259	16,843
Total assets	74,193,483	242,071,099	28,495,441	89,549,861
Liabilities:
Payables:
Investments purchased	—	—	75,268	194,823
Capital stock redeemed	41,146	382,679	—	—
Adviser for management fees (Note 3)	38,050	101,780	—	24,849
Shareholder servicing fees	—	32,452	—	—
Trustee fees	12,500	12,500	12,500	12,500
Transfer agent fees	10,558	15,441	7,464	8,470
Audit and tax fees	11,425	11,425	11,425	11,425
Legal fees	10,712	10,712	10,712	10,712
12b-1 fees	25	1,012	225	3
Other liabilities	19,492	36,738	17,511	18,285
Total liabilities	143,908	604,739	135,105	281,067
Total net assets	$74,049,575	$241,466,360	$28,360,336	$89,268,794
Net assets consist of:
Paid-in capital	$56,931,455	$188,767,736	$21,615,570	$56,807,577
Total distributable earnings (loss)	17,118,120	52,698,624	6,744,766	32,461,217
Total net assets	74,049,575	241,466,360	28,360,336	89,268,794
Net asset value per share (unlimited shares authorized, $0.001 par value)
Investor class	$13.96	$14.51	$16.87	$15.16
Institutional class	14.28	14.53	16.93	15.17
Z class	—	14.60	—	—
Net assets:
Investor class	$122,361	$5,161,640	$1,103,663	$17,398
Institutional class	73,927,214	196,961,601	27,256,673	89,251,396
Z class	—	39,343,119	—	—
Total net assets	$74,049,575	$241,466,360	$28,360,336	$89,268,794
Shares outstanding:
Investor class	8,765	355,822	65,431	1,148
Institutional class	5,175,172	13,556,668	1,609,945	5,882,667
Z class	—	2,695,105	—	—
Total shares outstanding	5,183,937	16,607,595	1,675,376	5,883,815
Investments, at cost:
Investments in unaffiliated issuers, at cost	$56,559,327	$181,644,962	$20,608,576	$61,890,203

(1)	Identified cost of cash denominated in foreign currencies are $0, $137,647, $136,419 and $0, respectively.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Operations Year Ended March 31, 2023

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Investment income:
Dividend income from:
Unaffiliated issuers(1)	$659,966	$3,837,046	$371,582	$1,100,931
Total income	659,966	3,837,046	371,582	1,100,931

Expenses:
Investment advisory (Note 3)	759,285	1,756,691	222,282	481,055
Fund accounting and administration	74,094	145,407	50,979	72,274
Transfer agent	62,999	94,739	45,259	51,847
Registration	38,776	55,908	37,023	36,123
Trustees	50,000	50,000	50,000	50,000
Miscellaneous	34,150	51,534	25,614	23,602
Audit and tax	36,400	36,400	36,400	37,513
Chief compliance officer	21,000	21,000	21,000	21,000
Legal	49,291	49,291	49,291	49,309
Custodian	5,049	18,874	16,790	6,402
Licensing	13,314	30,691	4,021	12,613
12b-1 (Note 2):
Investor Class	286	8,523	2,639	38
Shareholder servicing (Note 2):
Investor Class	—	8,523	—	—
Institutional Class	—	451,416	—	—
Z Class	—	89,027	—	—
Total expenses	1,144,644	2,868,024	561,298	841,776

Deduct:
Expense waiver of fees and reimbursement of expenses (Note 2 & Note 4)	(258,525)	(735,852)	(308,591)	(185,754)
Net expenses	886,119	2,132,172	252,707	656,022
Net investment income (loss)	(226,153)	1,704,874	118,875	444,909

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	2,498,316	(4,376,112)	(635,915)	(109,569)
Foreign currency transactions	—	(43,460)	(5,835)	—
Total net realized gain (loss) on transactions	2,498,316	(4,419,572)	(641,750)	(109,569)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(19,943,100)	(1,720,301)	(489,668)	(1,944,603)
Foreign currency translations	—	(1,177)	4,948	—
Total net change in unrealized depreciation	(19,943,100)	(1,721,478)	(484,720)	(1,944,603)
Net realized and unrealized loss on investments and foreign currency	(17,444,784)	(6,141,050)	(1,126,470)	(2,054,172)
Change in net assets resulting from operations	$(17,670,937)	$(4,436,176)	$(1,007,595)	$(1,609,263)

(1)	Net of foreign taxes withheld of $2,360, $409,516, $16,140, and $0, respectively.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Change in net assets resulting from:
Operations:
Net investment income (loss)	$(226,153)	$(438,359)	$1,704,874	$1,382,909
Net realized gain (loss) on investments	2,498,316	21,029,499	(4,419,572)	(47,869)
Net change in unrealized appreciation (depreciation) on investments	(19,943,100)	(16,580,668)	(1,721,478)	6,991,827
Change in net assets resulting from operations	(17,670,937)	4,010,472	(4,436,176)	8,326,867

Dividends to Shareholders:
Investor Class	(15,686)	(12,304)	(26,566)	(6,405)
Institutional Class	(10,744,946)	(15,810,834)	(1,392,547)	(1,297,837)
Z Class	—	—	(371,742)	(357,311)
Change in net assets resulting from distributions to shareholders	(10,760,632)	(15,823,138)	(1,790,855)	(1,661,553)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	52,602	43,389	4,026,503	870,828
Institutional Class	9,976,759	11,756,964	44,915,874	63,255,976
Net proceeds from sale of shares	10,029,361	11,800,353	48,942,377	64,126,804
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	15,686	12,304	26,553	6,404
Institutional Class	9,754,349	14,521,528	1,312,291	1,112,195
Z Class	—	—	371,742	357,311
Net proceeds from shares issued	9,770,035	14,533,832	1,710,586	1,475,910
Cost of shares redeemed:
Investor Class	(20,731)	(7,703)	(1,322,961)	(201,352)
Institutional Class	(40,824,278)	(40,664,584)	(61,011,193)	(11,857,765)
Z Class	—	—	(4,000,000)	—
Net cost of shares redeemed	(40,845,009)	(40,672,287)	(66,334,154)	(12,059,117)
Change in net assets resulting from capital stock transactions	(21,045,613)	(14,338,102)	(15,681,191)	53,543,597
Change in net assets	(49,477,182)	(26,150,768)	(21,908,222)	60,208,911

Net Assets:
Beginning of period	123,526,757	149,677,525	263,374,582	203,165,671
End of period	$74,049,575	$123,526,757	$241,466,360	$263,374,582

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	3,267	2,016	299,422	58,499
Institutional Class	640,282	561,183	3,340,494	4,107,023
Net sale of shares	643,549	563,199	3,639,916	4,165,522
Shares issued to shareholder in payment of distributions declared:
Investor Class	1,182	610	2,036	394
Institutional Class	718,817	707,677	100,559	68,401
Z Class	—	—	28,377	21,867
Net shares issued	719,999	708,287	130,972	90,662
Shares redeemed:
Investor Class	(1,306)	(351)	(99,359)	(13,017)
Institutional Class	(2,528,183)	(2,006,116)	(4,691,151)	(779,689)
Z Class	—	—	(274,348)	—
Net shares redeemed	(2,529,489)	(2,006,467)	(5,064,858)	(792,706)
Net change resulting from fund share transactions in shares	(1,165,941)	(734,981)	(1,293,970)	3,463,478

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Global Equity Fund		U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Change in net assets resulting from:
Operations:
Net investment income (loss)	$118,875	$80,067	$444,909	$317,654
Net realized gain (loss) on investments	(641,750)	2,052,189	(109,569)	2,164,104
Net change in unrealized appreciation (depreciation) on investments	(484,720)	210,223	(1,944,603)	10,205,524
Change in net assets resulting from operations	(1,007,595)	2,342,479	(1,609,263)	12,687,282

Dividends to Shareholders:
Investor Class	(55,479)	(39,388)	(508)	(170)
Institutional Class	(1,427,637)	(1,007,823)	(3,144,318)	(1,092,787)
Change in net assets resulting from distributions to shareholders	(1,483,116)	(1,047,211)	(3,144,826)	(1,092,957)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	37,695	361,730	1,300	2,300
Institutional Class	1,082,460	10,717,266	4,977,200	10,362,923
Net proceeds from sale of shares	1,120,155	11,078,996	4,978,500	10,365,223
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	52,775	37,403	507	171
Institutional Class	702,371	611,145	1,975,226	646,981
Net proceeds from shares issued	755,146	648,548	1,975,733	647,152
Cost of shares redeemed:
Investor Class	(62,689)	(293,399)	—	(2,414)
Institutional Class	(3,290,324)	(7,757,657)	(10,015,209)	(7,180,066)
Net cost of shares redeemed	(3,353,013)	(8,051,056)	(10,015,209)	(7,182,480)
Change in net assets resulting from capital stock transactions	(1,477,712)	3,676,488	(3,060,976)	3,829,895
Change in net assets	(3,968,423)	4,971,756	(7,815,065)	15,424,220

Net Assets:
Beginning of period	32,328,759	27,357,003	97,083,859	81,659,639
End of period	$28,360,336	$32,328,759	$89,268,794	$97,083,859

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	Global Equity Fund		U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	2,307	19,210	88	147
Institutional Class	66,898	531,081	335,273	624,195
Net sale of shares	69,205	550,291	335,361	624,342
Shares issued to shareholder in payment of distributions declared:
Investor Class	3,392	1,865	36	10
Institutional Class	45,024	30,375	138,905	37,463
Net shares issued	48,416	32,240	138,941	37,473
Shares redeemed:
Investor Class	(3,723)	(16,051)	—	(148)
Institutional Class	(205,976)	(398,341)	(681,833)	(425,670)
Net shares redeemed	(209,699)	(414,392)	(681,833)	(425,818)
Net change resulting from fund share transactions in shares	(92,078)	168,139	(207,531)	235,997

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Investor Class

For a Share Outstanding Throughout the Period

Period Ended March 31	Net asset value, beginning of period	Net investment income (loss) value	Net realized and unrealized gain (loss)	Total from investment operations	Dividends to shareholders from net investment income	Dividends to shareholders from net realized gain	Total dividends	Net asset value, end of period
Small/Mid-Cap Growth Fund
2023[1]	$19.12	$(0.08)	$(2.79)	$(2.87)	$—	$(2.29)	$(2.29)	$13.96
2022[1]	$20.85	$(0.12)	$0.80	$0.68	$—	$(2.41)	$(2.41)	$19.12
2021[1]	$12.68	$(0.15)	$12.52	$12.37	$—	$(4.20)	$(4.20)	$20.85
2020[1]	$16.71	$(0.12)	$(2.00)	$(2.12)	$—	$(1.91)	$(1.91)	$12.68
2019	$21.20	$(0.11)	$(0.38)	$(0.49)	$—	$(4.00)	$(4.00)	$16.71
International Equity Fund
2023[1]	$14.70	$0.07	$(0.16)	$(0.09)	$(0.10)	$—	$(0.10)	$14.51
2022[1]	$14.06	$0.04	$0.65	$0.69	$(0.03)	$(0.02)	$(0.05)	$14.70
2021[1]	$9.92	$0.03	$4.37	$4.40	$(0.04)	$(0.22)	$(0.26)	$14.06
2020[1]	$10.48	$0.05	$(0.50)	$(0.45)	$(0.08)	$(0.03)	$(0.11)	$9.92
2019[1]	$10.24	$0.08	$0.26	$0.34	$(0.08)	$(0.02)	$(0.10)	$10.48
Global Equity Fund
2023[1]	$18.23	$0.03	$(0.51)	$(0.48)	$(0.03)	$(0.85)	$(0.88)	$16.87
2022[1]	$17.05	$0.00 [3]	$1.83	$1.83	$(0.01)	$(0.64)	$(0.65)	$18.23
2021[1]	$11.63	$0.02	$5.49	$5.51	$(0.03)	$(0.06)	$(0.09)	$17.05
2020[1]	$12.73	$0.05	$(0.63)	$(0.58)	$(0.11)	$(0.41)	$(0.52)	$11.63
2019	$11.60	$0.04	$1.19	$1.23	$(0.07)	$(0.03)	$(0.10)	$12.73
U.S. Equity Long-Term Quality Fund
2023[1]	$15.92	$0.04	$(0.31)	$(0.27)	$(0.03)	$(0.46)	$(0.49)	$15.16
2022[1]	$13.93	$0.02	$2.12	$2.14	$(0.02)	$(0.13)	$(0.15)	$15.92
2021[1]	$9.28	$0.03	$4.78	$4.81	$(0.03)	$(0.13)	$(0.16)	$13.93
2020[1,2]	$10.00	$0.03	$(0.72)	$(0.69)	$(0.03)	$(0.00)[3]	$(0.03)	$9.28

[1]	Per share calculations are based on average shares outstanding throughout the period.
[2]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[3]	Less than $0.01 per share.
[4]	Based on net asset value as of end of period date.
[5]	Not annualized for periods less than one year.
[6]	Annualized, with the exception of non-recurring organizational costs.
[7]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Investor Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31	Total return[4,5]	Gross Expenses[6]	Net Expenses[6,7]	Net investment income (loss)[6,7]	Net assets, end of period (000 omitted)	Portfolio turnover rate[5]
Small/Mid-Cap Growth Fund
2023[1]	(14.38)%	1.61%	1.30%	(0.52)%	$122	88%
2022[1]	2.64%	1.40%	1.30%	(0.55)%	$108	24%
2021[1]	99.38%	1.41%	1.30%	(0.78)%	$70	53%
2020[1]	(15.36)%	1.36%	1.30%	(0.70)%	$11	38%
2019	2.44%	1.36%	1.30%	(0.73)%	$11	50%
International Equity Fund
2023[1]	(0.57)%	1.55%	1.25%	0.50%	$5,162	11%
2022[1]	4.91%	1.49%	1.25%	0.27%	$2,260	2%
2021[1]	44.38%	1.55%	1.25%	0.19%	$1,516	12%
2020[1]	(4.48)%	1.56%	1.25%	0.44%	$324	8%
2019[1]	3.51%	1.73%	1.25%	0.83%	$94	38%
Global Equity Fund
2023[1]	(2.19)%	2.26%	1.15%	0.19%	$1,104	11%
2022[1]	10.39%	1.95%	1.15%	0.01%	$1,157	25%
2021[1]	47.37%	2.30%	1.15%	0.10%	$996	16%
2020[1]	(5.26)%	2.39%	1.15%	0.35%	$340	45%
2019	10.75%	3.59%	1.15%	0.72%	$144	28%
U.S. Equity Long-Term Quality Fund
2023[1]	(1.45)%	1.21%	1.00%	0.27%	$17	6%
2022[1]	15.20%	1.13%	1.00%	0.09%	$16	10%
2021[1]	52.04%	1.29%	1.00%	0.24%	$14	8%
2020[1,2]	(6.96)%	1.73%	1.00%	0.48%	$9	6%

[1]	Per share calculations are based on average shares outstanding throughout the period.
[2]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[3]	Less than $0.01 per share.
[4]	Based on net asset value as of end of period date.
[5]	Not annualized for periods less than one year.
[6]	Annualized, with the exception of non-recurring organizational costs.
[7]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class

For a Share Outstanding Throughout the Period

Period Ended March 31	Net asset value, beginning of period	Net investment income (loss) value	Net realized and unrealized gain (loss)	Total from investment operations	Dividends to shareholders from net investment income	Dividends to shareholders from net realized gain	Total dividends	Net asset value, end of period
Small/Mid-Cap Growth Fund
2023[1]	$19.45	$(0.04)	$(2.84)	$(2.88)	$—	$(2.29)	$(2.29)	$14.28
2022[1]	$21.13	$(0.06)	$0.79	$0.73	$—	$(2.41)	$(2.41)	$19.45
2021[1]	$12.78	$(0.10)	$12.65	$12.55	$—	$(4.20)	$(4.20)	$21.13
2020[1]	$16.79	$(0.08)	$(2.02)	$(2.10)	$—	$(1.91)	$(1.91)	$12.78
2019	$21.21	$(0.10)	$(0.32)	$(0.42)	$—	$(4.00)	$(4.00)	$16.79
International Equity Fund
2023[1]	$14.70	$0.10	$(0.16)	$(0.06)	$(0.11)	$—	$(0.11)	$14.53
2022[1]	$14.06	$0.08	$0.65	$0.73	$(0.07)	$(0.02)	$(0.09)	$14.70
2021[1]	$9.92	$0.06	$4.34	$4.40	$(0.04)	$(0.22)	$(0.26)	$14.06
2020[1]	$10.48	$0.08	$(0.50)	$(0.42)	$(0.11)	$(0.03)	$(0.14)	$9.92
2019[1]	$10.25	0.12	$0.24	$0.36	$(0.10)	$(0.03)	$(0.13)	$10.48
Global Equity Fund
2023[1]	$18.29	$0.07	$(0.50)	$(0.43)	$(0.08)	$(0.85)	$(0.93)	$16.93
2022[1]	$17.11	$0.05	$1.82	$1.87	$(0.05)	$(0.64)	$(0.69)	$18.29
2021[1]	$11.66	$0.05	$5.52	$5.57	$(0.06)	$(0.06)	$(0.12)	$17.11
2020[1]	$12.74	$0.08	$(0.62)	$(0.54)	$(0.13)	$(0.41)	$(0.54)	$11.66
2019	$11.60	$0.11	$1.15	$1.26	$(0.09)	$(0.03)	$(0.12)	$12.74
U.S. Equity Long-Term Quality Fund
2023[1]	$15.94	$0.07	$(0.31)	$(0.24)	$(0.07)	$(0.46)	$(0.53)	$15.17
2022[1]	$13.95	$0.05	$2.13	$2.18	$(0.06)	$(0.13)	$(0.19)	$15.94
2021[1]	$9.28	$0.06	$4.79	$4.85	$(0.05)	$(0.13)	$(0.18)	$13.95
2020[1,2]	$10.00	$0.04	$(0.73)	$(0.69)	$(0.03)	$(0.00)[3]	$(0.03)	$9.28

[1]	Per share calculations are based on average shares outstanding throughout the period.
[2]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[3]	Less than $0.01 per share.
[4]	Based on net asset value as of end of period date.
[5]	Not annualized for periods less than one year.
[6]	Annualized, with the exception of non-recurring organizational costs.
[7]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31	Total return[4,5]	Gross Expenses[6]	Net Expenses[6,7]	Net investment income (loss)[6,7]	Net assets, end of period (000 omitted)	Portfolio turnover rate[5]
Small/Mid-Cap Growth Fund
2023[1]	(14.18)%	1.36%	1.05%	(0.27)%	$73,927	88%
2022[1]	2.85%	1.15%	1.05%	(0.30)%	$123,419	24%
2021[1]	100.06%	1.16%	1.05%	(0.53)%	$149,608	53%
2020[1]	(15.16)%	1.11%	1.05%	(0.45)%	$108,356	38%
2019	2.81%	1.11%	1.05%	(0.49)%	$190,348	50%
International Equity Fund
2023[1]	(0.33)%	1.30%	1.00%	0.75%	$196,962	11%
2022[1]	5.16%	1.24%	1.00%	0.52%	$217,664	2%
2021[1]	44.43%	1.30%	1.00%	0.44%	$160,421	12%
2020[1]	(4.23)%	1.31%	1.00%	0.69%	$79,543	8%
2019[1]	3.72%	1.48%	1.00%	1.21%	$45,193	38%
Global Equity Fund
2023[1]	(1.92)%	2.01%	0.90%	0.44%	$27,257	11%
2022[1]	10.58%	1.70%	0.90%	0.26%	$31,172	25%
2021[1]	47.78%	2.05%	0.90%	0.35%	$26,361	16%
2020[1]	(4.97)%	2.14%	0.90%	0.60%	$15,613	45%
2019	11.07%	3.34%	0.90%	0.96%	$12,478	28%
U.S. Equity Long-Term Quality Fund
2023[1]	(1.26)%	0.96%	0.75%	0.51%	$89,251	6%
2022[1]	15.49%	0.88%	0.75%	0.33%	$97,068	10%
2021[1]	52.48%	1.04%	0.75%	0.48%	$81,645	8%
2020[1,2]	(6.91)%	1.48%	0.75%	0.73%	$43,299	6%

[1]	Per share calculations are based on average shares outstanding throughout the period.
[2]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[3]	Less than $0.01 per share.
[4]	Based on net asset value as of end of period date.
[5]	Not annualized for periods less than one year.
[6]	Annualized, with the exception of non-recurring organizational costs.
[7]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Z Class

For a Share Outstanding Throughout the Period

Period Ended March 31	Net asset value, beginning of period	Net investment income (loss) value	Net realized and unrealized gain (loss)	Total from investment operations	Dividends to shareholders from net investment income	Dividends to shareholders from net realized gain	Total dividends	Net asset value, end of period
International Equity Fund
2023[1]	$14.77	$0.13	$(0.16)	$(0.03)	$(0.14)	$—	$(0.14)	$14.60
2022[1]	$14.12	$0.11	$0.66	$0.77	$(0.10)	$(0.02)	$(0.12)	$14.77
2021[1]	$9.96	$0.08	$4.36	$4.44	$(0.06)	$(0.22)	$(0.28)	$14.12
2020[1]	$10.52	$0.10	$(0.51)	$(0.41)	$(0.12)	$(0.03)	$(0.15)	$9.96
2019[1]	$10.26	$0.13	$0.26	$0.39	$(0.10)	$(0.03)	$(0.13)	$10.52

[1]	Per share calculations are based on average shares outstanding throughout the period.
[2]	Based on net asset value as of end of period date.
[3]	Not annualized for periods less than one year.
[4]	Annualized, with the exception of non-recurring organizational costs.
[5]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Z Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31	Total return[2,3]	Gross Expenses[4]	Net Expenses[4,5]	Net investment income (loss)[4,5]	Net assets, end of period (000 omitted)	Portfolio turnover rate[3]
International Equity Fund
2023[1]	(0.10)%	1.30%	0.80%	0.95%	$39,343	11%
2022[1]	5.39%	1.24%	0.80%	0.72%	$43,451	2%
2021[1]	44.65%	1.30%	0.80%	0.64%	$41,229	12%
2020[1]	(4.07)%	1.31%	0.80%	0.89%	$45,405	8%
2019[1]	4.02%	1.48%	0.80%	1.23%	$57,026	38%

[1]	Per share calculations are based on average shares outstanding throughout the period.
[2]	Based on net asset value as of end of period date.
[3]	Not annualized for periods less than one year.
[4]	Annualized, with the exception of non-recurring organizational costs.
[5]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

1. Organization

The Fiera Capital Series Trust (the “Trust”) was organized on December 8, 2016, as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of the close of business on March 31, 2023, the Trust consisted of four series: Fiera Capital Small/Mid-Cap Growth Fund (the “Small/Mid-Cap Growth Fund”), Fiera Capital International Equity Fund (the “International Equity Fund”), Fiera Capital Global Equity Fund (the “Global Equity Fund”), and Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Long-Term Quality Fund”) (each a “Fund” and collectively the “Funds”). Inception dates displayed throughout this report represent the beginning performance measurement date by which the original NAV (“Net Asset Value”) was used for subscription placement. The funds’/class’ commencement of investment operations date began on the business day following the inception date.

Small/Mid-Cap Growth Fund – The investment objective of the Small/Mid-Cap Growth Fund is to achieve long-term capital growth. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of companies believed to be small- and mid-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which the Adviser expects to grow faster than the U.S. economy. The Fund considers an issuer to be a small- or mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell 2500 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s inception date was June 29, 2012.

International Equity Fund – The investment objective of the International Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of international equities. Under normal market conditions, the International Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in at least three countries other than the U.S, including emerging market countries. For these purposes, a company is considered located in a country outside the United States if: (i) the company’s securities are principally traded on such country’s exchange or (ii) the company’s securities are included in the MSCI World Ex-US Index. In addition, the Fund considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 29, 2017.

Global Equity Fund – The investment objective of the Global Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of global equities. Under normal market conditions, the Global Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Under normal market conditions, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, or companies that have formed under the laws of non-U.S. countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was April 28, 2017.

U.S. Equity Long-Term Quality Fund – The investment objective of the U.S. Equity Long-Term Quality Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially in a portfolio of U.S. equities. The Fund seeks to invest in what the Fund believes are quality companies, i.e., companies that the Fund considers to have, among other things, an ability to generate an elevated level of return on invested capital significantly above the cost of capital. Under normal market conditions, the U.S. Equity Long-Term Quality Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities located in the United States. For these purposes, a company is considered located in the United States if: (i) the company’s securities are principally traded on a U.S. securities exchange or (ii) the company is organized in the United States. Equity securities include common stock, preferred stock, convertible debt securities and depositary receipts. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 30, 2019.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser of the Funds. The Board of Trustees of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

2. Significant Accounting Policies

The Funds are investment companies; as such, these financial statements have applied the guidance set forth in the Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies. The policies are in conformity with the United States Generally Accepted Accounting Principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Expenses – Expenses are accrued daily. Non-class specific expenses are allocated daily to each class of Shares based on the total Shares outstanding without distinction between Share classes. Expenses attributable to a particular class of Shares are allocated directly to that class. Expenses are subject to the Funds’ respective Expense Limitation Agreements (See Note 4).

Investment Valuation – Each Fund’s securities are generally valued at current market prices. Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. New York time adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of each Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. The Funds do not separately isolate the foreign currency translation for investments, and as such, any impact of foreign exchange is recorded through net realized and unrealized gain (loss) on investments and foreign currency.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the security must be valued at fair value (the amount which a Fund might reasonably expect to receive for the security upon its current sale) (“Fair Value Pricing”). The Board has delegated to the Trust’s Valuation Designee, the Fund’s Adviser, the responsibility for making all Fair Value Pricing determinations, subject to the oversight of the Board.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above which, with respect to these securities, may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of the Adviser, the bid price of a debt security (or ask price in the case of any such security held short), or the bid, ask, or price of any other type of security, does not fairly reflect the market value of the security, the Adviser may value the security at fair value. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined, prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before each Fund calculates its net asset value per share but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market- specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Funds or their liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

valued at fair value as determined in good faith by the Adviser, pursuant to procedures adopted by the Board. The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate fair value.

GAAP defines fair value by establishing a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ assets and liabilities as of March 31, 2023:

	Small/Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$72,894,990	$—	$—	$72,894,990
Total	$72,894,990	$—	$—	$72,894,990

	International Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$5,198,906	$—	$5,198,906
Canada	8,134,858	—	—	8,134,858
Denmark	—	17,363,975	—	17,363,975
France	—	38,685,691	—	38,685,691
Germany	—	9,566,767	—	9,566,767
India	6,075,237	—	—	6,075,237
Japan	—	23,898,223	—	23,898,223
Sweden	—	2,515,435	—	2,515,435
Switzerland	—	46,879,544	—	46,879,544
Taiwan	13,749,658	—	—	13,749,658
United Kingdom	—	57,802,758	—	57,802,758
United States	9,590,467	—	—	9,590,467
Total	$37,550,220	$201,911,299	$—	$239,461,519

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

	Global Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Denmark	$—	$237,119	$—	$237,119
France	—	1,324,519	—	1,324,519
India	640,365	—	—	640,365
Japan	—	951,791	—	951,791
Switzerland	—	2,584,702	—	2,584,702
Taiwan	1,340,976	—	—	1,340,976
United Kingdom	—	2,405,245	—	2,405,245
United States	18,701,225	—	—	18,701,225
Total	$20,682,566	$7,503,376	$—	$28,185,942

	U.S Equity Long-Term Quality Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$89,080,230	$—	$—	$89,080,230
Total	$89,080,230	$—	$—	$89,080,230

*	All sub-categories represent an entire Level 1 evaluation status.

As of March 31, 2023, the Funds did not hold any Level 3 securities.

Investment Transactions and Investment Income – Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date. Income is allocated daily to each class of Shares based on the value of total Shares outstanding of each class.

Distributions to shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, foreign currency gains and losses, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of Shares based on the value of total Shares outstanding of each class without distinction between Share classes. Expenses attributable to a particular class of Shares, such as distribution fees, are allocated directly to that class.

Federal and Other Taxes – Each Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Management has evaluated all tax positions taken or expected to be taken by the Funds to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold will result in the Fund recording an unrecognized tax benefit. If the Funds were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized for the fiscal year ended March 31, 2023. Management of the Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

significantly change in the next twelve months. Management has determined that the Funds have not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Funds’ financial statements.

The Funds’ U.S. Federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. For Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund, fiscal years 2020-2023 are open to examination as of March 31, 2023.

Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets each Fund invests.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Board of Trustees of the Trust has approved, and each Fund has adopted a distribution plan which allows the Funds to pay distribution fees for the sale and distribution of Investor Class shares of each Fund. Shareholders holding Investor Class shares will pay distribution fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class Shares. For the fiscal year ended March 31, 2023, distribution fees amounted to $286, $8,523, $2,639, and $38 for the Investor Class Shares of the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund, respectively. Institutional and Z Class shares do not pay distribution fees.

Shareholder Servicing Fees – The Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long- Term Quality Fund have certain arrangements in place to compensate financial intermediaries, including the Adviser or its affiliates, that hold Fund shares through networked and omnibus accounts, for services that they provide to Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel, and may include sub- accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected to exceed 0.25% of the average aggregate value of the respective Fund’s shares. For the fiscal year ended March 31, 2023, shareholder servicing fees amounted to $8,523, $451,416, and $89,027 for the Investor, Institutional, and Z Class Shares, respectively, of the International Equity Fund. The Small/Mid-Cap Growth Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund do not currently pay shareholder servicing fees.

Effective on July 29, 2019, the Adviser voluntarily agreed to waive a portion of the Shareholder Servicing Fee for each class of the International Equity Fund so that the Shareholder Servicing Fee does not exceed 0.20% of each class. This voluntary waiver is implemented as part of (and not in addition to) the Adviser’s application of the Expense Limitation and is not subject to recoupment. The amount of the voluntary waivers as of March 31, 2023 of Shareholder Servicing Fees were $1,705, $91,276 and $89,027 in the Investor, Institutional, and Z classes of shares, respectively.

Foreign Securities Risk – Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. To the extent that each Fund concentrates its investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Foreign Currency Translation Risk – The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted by WM/ Reuters FX benchmark prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

General Economic and Market Conditions – The success of the Fund’s activities may be materially affected by general economic and market conditions, including interest rates, inflation rates, economic uncertainty, availability of credit, financial market volatility, changes in laws and national and international political circumstances, government fiscal policy changes impacting debt, taxes and spending. The stability and sustainability of growth in global economies may be impacted by terrorism or acts of war. The availability, unavailability or hindered operation of external credit markets, equity markets and other economic systems which the Fund may depend upon to achieve their objectives may have a significant negative impact on the Fund’s operations and profitability. There can be no assurance that such markets and economic systems will be available or will be available as anticipated or needed for the Fund to operate successfully. These factors may adversely impact the performance and growth prospects for Fund Investments.

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Small- and Mid-Cap Company Securities Risk – Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

3. Investment Advisory Agreement

The Trust, on behalf of each Fund, has entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser, pursuant to which the Adviser is responsible for developing, implementing and supervising the Funds’ investment programs and providing day-to-day management services to the Funds. The Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund pay the Adviser a monthly fee in arrears that accrues daily at an annual rate of 0.90%, 0.80%, 0.80%, and 0.55% of the average daily net assets of each Fund, respectively. For the fiscal year ended March 31, 2023, the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality incurred $759,285, $1,756,691, $222,282 and $481,055 in investment advisory fees, respectively.

The Adviser is under common control with Fiera Capital Corporation, which also manages other vehicles and accounts in accordance with an investment strategy that may be substantially similar to that of the Funds. From time to time the Adviser may engage its investment advisory affiliates around the world, including Fiera Capital Corporation (“Participating Affiliates”) to provide a variety of services such as, investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Adviser, including the Funds. This Participating Affiliate provides services to the Adviser pursuant to personnel-sharing or similar inter-company arrangements.

Certain Officers and Trustees of the Trust are also Officers of the Adviser.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

On January 24, 2022, shareholders of the Global Equity Fund, International Equity Fund, and U.S. Equity Long-Term Quality Fund (together the “Funds”) approved a sub-advisory agreement (the “Agreement”) between the Adviser and PineStone Asset Management Inc. (“PineStone”). Under the terms of the Agreement, PineStone provides sub-advisory services to the Funds. For such subadvisory service, the Adviser pays to PineStone from its own management fee, an amount equal to 0.336% of the average net assets of each of the Global Equity Fund and International Equity Fund and 0.231% of the average net assets of the U.S. Equity Long-Term Quality Fund.

4. Expense Limitation and Other Reimbursement Agreements

The Adviser and the Funds have entered into expense limitation and reimbursement agreements (each an “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Funds (including organization and offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses of each Fund and any other expenses, the exclusion of which is specifically set forth in each Fund’s prospectus and which may from time to time, be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Funds from exceeding the amounts for the periods set forth below.

In consideration of the Adviser’s agreement to limit each Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause a Fund’s ordinary operating expenses to exceed: (1) the expense limitation in effect at the time the expense was paid or absorbed; and (2) the expense limitation in effect at the time of recapture. The Expense Limitation Agreement will remain in effect for each Fund through the date specified below, unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of the Prospectus filed with the Securities and Exchange Commission (the “SEC”).

	Expense Limitation Agreement
Fund	Investor Class	Institutional Class	Z Class	Expense Limitation Agreement Expiration Date
Small/Mid-Cap Growth Fund	1.30%	1.05%	—	October 31, 2023
International Equity Fund	1.25%	1.00%	0.80%	October 31, 2023
Global Equity Fund	1.15%	0.90%	—	October 31, 2023
U.S. Equity Long-Term Quality Fund	1.00%	0.75%	—	October 31, 2023

For the fiscal year ended March 31, 2023, expenses in the amounts of $258,525, $553,844, $308,591, and $185,754 were contractually reimbursed to the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund, respectively. As it relates to the International Equity Fund these reimbursements are in addition to the reimbursements discussed in the Shareholder Servicing Fees section in Note 2 of these financial statements. No expenses that were contractually reimbursed accordingly to the Expense Limitation Agreement were recouped during the fiscal year ended March 31, 2023.

As of March 31, 2023, the Adviser may seek recoupment for previously waived or reimbursed investment advisory fee reductions, subject to the limitations noted above, no later than the dates and in no greater amounts than as outlined below:

Fund	Date of Expiration March 31, 2024	Date of Expiration March 31, 2025	Date of Expiration March 31, 2026
Small/Mid-Cap Growth Fund	$103,466	$119,070	$258,525
International Equity Fund	383,397	470,476	553,844
Global Equity Fund	238,179	247,857	308,591
U.S. Equity Long-Term Quality Fund	182,817	125,108	185,754

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

5. Investment Transactions

Purchases and sales of securities by each Fund, excluding short-term investments, for the fiscal year ended March 31, 2023 were as follows:

Fund	Purchases	Sales
Small/Mid-Cap Growth Fund	$74,138,458	$103,710,398
International Equity Fund	24,705,612	39,836,203
Global Equity Fund	2,923,392	5,716,886
U.S. Equity Long-Term Quality Fund	5,531,566	11,330,859

6. Federal Income Tax Information

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next fiscal year if the Fund so elects. As of March 31, 2023, the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund had $0, $0, $0 and $293,383, respectively, of post-October capital losses which are deferred until the next fiscal year for tax purposes.

As of March 31, 2023 the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund had $58,890, $0, $0 and $0, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2024 for tax purposes. Net late-year ordinary losses incurred after December 31, and within the taxable year , are deemed to arise on the first day of each Fund’s next taxable year.

As of March 31, 2023, the Funds had net capital loss carryovers as follows:

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long- Term Quality Fund
Not subject to expiration:
Short Term	$—	$19,109	$—	$—
Long Term	—	3,652,004	564,377	—
	$—	$3,671,113	$564,377	$—

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Cost of investments	$57,385,469	$183,556,415	$20,911,389	$56,423,786
Gross unrealized appreciation	$18,603,449	$61,733,217	$8,159,013	33,712,154
Gross unrealized depreciation	(3,093,928)	(5,828,113)	(884,460)	(1,055,710)
Net unrealized appreciation on investments	$15,509,521	$55,905,104	$7,274,553	$32,656,444

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

The tax basis of the components of distributable net earnings (deficit) at March 31, 2023 were as follows:

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Undistributed Ordinary Income	$—	$454,280	$29,257	$98,156
Undistributed Long-Term Capital Gains	1,667,289	—	—	—
Tax accumulated earnings	1,667,289	454,280	29,257	98,156
Accumulated Capital and Other Losses	(58,690)	(3,671,113)	(564,377)	(293,383)
Unrealized Appreciation/(Depreciation )	15,509,521	55,905,104	7,274,553	32,656,444
Foreign currency translations	—	10,353	5,333	—

Distributable net earnings	$17,118,120	$52,698,624	$6,744,766	$32,461,217

The tax character of distributions paid during the fiscal year ended March 31, 2023 and March 31, 2022 for Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and for U.S. Equity Long-Term Quality Fund were as follows:

	Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Ordinary Income	$1,125,818	$2,197,147	$1,790,855	$1,269,274
Long-Term Capital Gain	$9,634,814	$13,625,991	$—	$392,279

	Global Equity Fund		U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Ordinary Income	$125,758	$95,487	$410,307	$330,223
Long-Term Capital Gain	$1,357,358	$951,724	$2,734,519	$762,734

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

Increase (Decrease)
	Paid in Capital	Total Distributable Earnings (Loss)
Small/Mid-Cap Growth Fund	$(189,653)	$189,653
International Equity Fund	$—	$—
Global Equity Fund	$—	$—
U.S. Equity Long-Term Quality Fund	$—	$—

7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience of the Adviser, the Funds expect the risk of loss to be remote.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2023

8. Officers and Trustees

Each Independent Trustee receives an annual retainer of $65,000 by the Trust (they are also reimbursed for travel-related expenses). In addition, the Audit Committee Chair is also paid an annual retainer of $5,000 by the Trust. Each Trustee is entitled to receive such compensation for any partial quarter for which he serves. No “interested persons” who serves as Trustee of the Funds received any compensation for their services as Trustee.

9. Subsequent Events

The Adviser has agreed to sell its investment advisory business relating to the Small/Mid-Cap Growth Fund to New York Life Investment Management LLC. Subject to approval by shareholders, the Small/Mid-Cap Growth Fund would reorganize into MainStay Fiera SMID Growth Fund, a newly-created series of MainStay Funds Trust (the “Successor Fund”) that is registered under the Investment Company Act of 1940 and advised by New York Life Investment Management LLC (“New York Life Investment Management”), with substantially similar investment objectives, strategies and restrictions as the Small Mid/Cap-Growth Fund (the “Reorganization”). Fiera Capital Inc. would continue to provide day-to-day portfolio management services as a subadviser to the Successor Fund. On February 24, 2023, the Board of the Fiera Capital Series Trust approved the initial filing of a preliminary Proxy Statement/Prospectus on Form N-14 concerning the Reorganization, including the agreement and plan of reorganization. A meeting of shareholders of the Small/Mid-Cap Growth Fund is currently scheduled to be held in June 2023 to consider the Reorganization. There can be no assurance that the Reorganization will be approved and effected.

The Adviser has agreed to sell its investment advisory business relating to the Global Equity Fund, International Equity Fund, and U.S. Equity Long-Term Quality Fund to New York Life Investment Management LLC. Subject to approval by shareholders, each of the Global Equity Fund, International Equity Fund, and U.S. Equity Long-Term Quality Fund would each reorganize into the MainStay PineStone Global Equity Fund, the MainStay PineStone International Equity Fund, and the MainStay PineStone U.S. Equity Fund, respectively, each a corresponding newly-created series of MainStay Funds Trust (each a “Successor Fund”) that is registered under the Investment Company Act of 1940 and advised by New York Life Investment Management LLC (“New York Life Investment Management”), with substantially similar investment objectives, strategies and restrictions as each of the Global Equity Fund, International Equity Fund, and U.S. Equity Long-Term Quality Fund , respectively (each a “Reorganization”). Following each Reorganization, PineStone Asset Management Inc. (formerly StonePine Asset Management Inc.) would continue to provide day-to-day portfolio management services as a subadviser to the applicable Successor Fund and, as a result, each Fund’s current portfolio management team would remain intact. However, Fiera Capital would no longer provide services to the Successor Funds. On May 4, 2023, the Board of the Fiera Capital Series Trust approved the initial filing of a preliminary Proxy Statement/Prospectus on Form N-14 concerning each Reorganization, including an agreement and plan of reorganization. A meeting of shareholders of each of the Global Equity Fund, International Equity Fund, and U.S. Equity Long-Term Quality Fund is currently scheduled to be held in August 2023 to consider the applicable Reorganization. There can be no assurance that each Reorganization will be approved and effected.

Management of the Funds has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fiera Capital Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fiera Capital Series Trust, comprising Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital International Equity Fund, Fiera Capital Global Equity Fund, and Fiera Capital U.S. Equity Long-Term Quality Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds listed above constituting Fiera Capital Series Trust as of March 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the Fiera Capital Series Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Fiera Capital Small/Mid-Cap Growth Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the five years in the period ended March 31, 2023
Fiera Capital International Equity Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the five years in the period ended March 31, 2023
Fiera Capital Global Equity Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the five years in the period ended March 31, 2023
Fiera Capital U.S. Equity Long-Term Quality Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the three years in the period ended March 31, 2023 and for the period from September 30, 2019 (inception date) to March 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
May 26, 2023

We have served as the auditor of one or more Fiera Capital affiliated investment companies since 2015.

Fiera Capital Series Trust Expense Example March 31, 2023 (Unaudited)

For the period ended March 31, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund		Beginning Account Value 10/1/2022	Ending Account Value 3/31/2023	Annualized Expense Ratio(1)	Expenses Paid During Period 10/1/2022 - 3/31/2023(1)
Small/Mid-Cap Growth Fund
Institutional Class	Actual	$ 1,000.00	$ 1,079.60	1.05%	$ 5.44
	Hypothetical (5% return before expenses)	1,000.00	1,019.73	1.05%	5.29
Investor Class	Actual	1,000.00	1,078.40	1.30%	6.74
	Hypothetical (5% return before expenses)	1,000.00	1,018.43	1.30%	6.54
International Equity Fund
Institutional Class	Actual	$ 1,000.00	$ 1,287.50	1.00%	$ 5.70
	Hypothetical (5% return before expenses)	1,000.00	1,019.93	1.00%	5.04
Investor Class	Actual	1,000.00	1,286.70	1.25%	7.13
	Hypothetical (5% return before expenses)	1,000.00	1,018.73	1.25%	6.29
Z Class	Actual	1,000.00	1,288.70	0.80%	4.56
	Hypothetical (5% return before expenses)	1,000.00	1,020.93	0.80%	4.03

Fiera Capital Series Trust Expense Example – Continued March 31, 2023 (Unaudited)

Fund		Beginning Account Value 10/1/2022	Ending Account Value 3/31/2023	Annualized Expense Ratio(1)	Expenses Paid During Period 10/1/2022 - 3/31/2023(1)
Global Equity Fund
Institutional Class	Actual	$ 1,000.00	$ 1,217.00	0.90%	$ 4.97
	Hypothetical (5% return before expenses)	1,000.00	1,020.43	0.90%	4.53
Investor Class	Actual	1,000.00	1,215.40	1.15%	6.35
	Hypothetical (5% return before expenses)	1,000.00	1,019.23	1.15%	5.79
U.S. Equity Long-Term Quality Fund
Institutional Class	Actual	$ 1,000.00	$ 1,191.40	0.75%	$ 4.10
	Hypothetical (5% return before expenses)	1,000.00	1,021.23	0.75%	3.78
Investor Class	Actual	1,000.00	1,190.30	1.00%	5.46
	Hypothetical (5% return before expenses)	1,000.00	1,020.03	1.00%	5.04

(1)

Expenses are equal to the Funds’ annualized expense ratios for the period October 1, 2022 through March 31, 2023, multiplied by the average account value over the period and multiplied by / (to reflect the one-half year period).

Fiera Capital Series Trust Additional Information March 31, 2023 (Unaudited)

Trustees and Officers Information

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and officer is c/o Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152.

Name, Age, and Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees
Gerald Hellerman, 85 Trustee	Indefinite/ Since Inception

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and member of the audit committee of The Swiss Helvetia Fund, Inc., a trustee and chair of the audit committee of High Income Securities Fund, as a director for The Mexico Equity and Income Fund, Inc. and for the Special Opportunities Fund, Inc. Mr. Hellerman was previously chair of the audit committee of MVC Capital, Inc., a Trustee of Crossroads Liquidating Trust (formerly BDCA Venture, Inc.), and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings, Inc.)

			4	See Principal Occupation During Past 5 Years column.
Kevin Mirabile, 61 Trustee	Indefinite/ Since Inception	Mr. Mirabile is currently a Clinical Associate Professor of Finance and Business Economics at Fordham University., (2007-Present). He previously served as a Principal at Morgan Stanley (1986-1995), a senior Executive Director at Daiwa Securities (1995-1998), a Managing Director at Barclays Capital (1998-2004) and as Chief Operating Officer at Larch Lane Advisors (2008-2011). He graduated from S.U.N.Y. Albany in 1983, is a CPA, and has a doctorate in finance and economics from PACE University (2013).	4	None

Fiera Capital Series Trust Additional Information – Continued March 31, 2023 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees - Continued
Corey Dillon, 53 Trustee	Indefinite/ Since August 15, 2018	Mr. Dillon co-founded Benefitness Partners, a Denver-based provider of corporate wellness programs, in 2015, and served as the Firm’s CEO through 2021. He was previously Senior Vice President and Director of Advisory Services for ALPS, a DST Company (2007-2015), and served as Vice President and Director at Janus Capital Group (1993-2006).	4	None
Officers Who are Not Trustees
Michael Quigley, 61 Chief Executive Officer	Indefinite/ Since July 24, 2020

Mr. Quigley currently serves as Executive Vice President and Global Head of Institutional Markets and Managing Partner – Boston of Fiera Capital Corporation (2020 to present). He previously served as Executive Vice President, Head of Institutional Markets – Canada at Fiera Capital Corporation (2019-2020), and National Lead Business Development at RBC Global Asset Management (2013- 2019).

			N/A	N/A
Nadeem Siddiqui, 55 Chief Financial Officer**	Indefinite/ Since May 10, 2022

Mr. Siddiqui serves as Vice President and Head of Finance, Americas, of Fiera Capital Inc. (2021-Present). Prior to joining Fiera Capital Inc., he served as Executive Director and Finance and Business Controller at Barclays Bank (2010-2020) and Management Consultant at Boston Consulting Group (2020-2021).

			N/A	N/A
Andrew Jones, 28 Chief Compliance Officer	Indefinite/ Since August 18, 2022

Principal Consultant, Fund Officers at ACA Group (since October 2022); Due Diligence Manager (from July 2022 to October 2022), Associate Director, Due Diligence (from 2020 to 2022), and Senior Analysist, Due Diligence (from 2017 to 2020) at Foreside Financial Group

			N/A	N/A

*	The Trustees serve on the Board of Trustees for terms of indefinite duration.

**	Following Dominic Grimard’s departure, Nadeem Siddiqui has been appointed as the Chief Financial Officer of Fiera Capital Series Trust effective May 10, 2022.

Fiera Capital Series Trust Additional Information – Continued March 31, 2023 (Unaudited)

Proxy Voting – For a description of the policies and procedures that each Fund use to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1-855-771-7119 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at https://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling (toll-free) 1-855-771-7119 or by accessing the website of the Securities and Exchange Commission at https://www.sec.gov.

Disclosure of Portfolio Holdings – Each Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT is available on the website of the Securities and Exchange Commission at https://www.sec.gov.

Tax Information

Corporate Dividends Received Deduction

For the year ended March 31, 2023, the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund respectively, had 0%, 4.93%, 100% and 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended March 31, 2023, the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund, respectively, had 0%, 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Equity Fund designates $1,891,509 of income derived from foreign sources and $328,389 of foreign taxes paid for the period ended March 31, 2023.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended March 31, 2023, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Equity Fund	$0.1139	$0.0198

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund hereby designates $9,634,814, $0, $1,357,358 and $2,734,519, respectively, as long-term capital gains distributed during the year ended March 31, 2023. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

Fiera Capital Series Trust Approval of Investment Advisory Agreement March 31, 2023 (Unaudited)

Renewal of Investment Advisory Agreements

At a meeting held on February 24, 2023 (the “Meeting”), the Board of Fiera Capital Global Equity Fund (the “Global Fund”), Fiera Capital International Equity Fund (the “International Fund”), Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Fund”) and Fiera Capital Small/Mid-Cap Growth Fund (the “SMID Fund”), each a series of the Trust, approved the renewal of each of the investment advisory agreements (each, an “Advisory Agreement,” and collectively the “Advisory Agreements”) between the Trust, on behalf of each of the Global Fund, the International Fund, the U.S. Equity Fund and the SMID Fund (the “Funds”), respectively, and the Adviser, for an additional one-year period. Also, by a unanimous vote, the Independent Trustees separately voted to approve the renewal of each Advisory Agreement.

In considering whether to approve the renewal of the Advisory Agreements the Board reviewed various materials from the Adviser provided in advance of the Meeting, which included the 15(c) questionnaires and the responses provided by the Adviser. In addition, a number of follow-up questions were raised by the Independent Trustees with the Adviser which were addressed in consultation with the independent counsel prior to and then at the Meeting. In its consideration of whether to approve the renewal of the Advisory Agreements, the Board reviewed the following: (i) information concerning the services provided or proposed to be provided to each of the Funds by the Adviser; (ii) the investment performance of each of the Funds and the Adviser, including comparative performance information; (iii) the fees and expenses of each of the Funds, including comparative expense information; (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services; (v) economies of scale (as applicable) and (vi) other benefits to the Adviser from its relationship with the Funds. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Funds. The Trustees noted the importance of the Adviser having adequate resources. The Trustees also noted the financial strength of Fiera Capital Corporation, the Adviser’s parent company and its resources. The Trustees further took into account the Adviser’s representation that its current financial condition should enable it to continue to provide quality services to the Funds. The Board took into account the Adviser’s strategic transaction with NYLIM and the related proposed reorganization of the SMID Fund into a corresponding new fund that is a series of the MainStay Funds Trust (“MainStay Trust”), noting the Board’s separate consideration of such reorganization and that its consummation will be subject to a number of conditions, including approval by the SMID Fund shareholders. It was also noted that consummation of the reorganization is targeted for June 2023 and that the proposed renewal of the Advisory Agreement for the SMID Fund would be for a period that terminates on the earlier of one year or the effective date of the reorganization. The Trustees also noted the indication from management that similar reorganizations for the other Funds are likely to be proposed in the coming weeks/months. The Adviser represented that, until the consummation of the reorganizations, the Adviser would continue to provide at least the same level and quality of service that has been provided to the Funds. The Board also discussed the acceptability of the terms of each Advisory Agreement, including the relatively broad scope of services required to be performed by the Adviser under each agreement. The Trustees noted that no changes were proposed to any of the terms of the Advisory Agreements. They also noted the wide array of legal and compliance services that continue to be provided to the Funds. The Board also observed that the Adviser provides, at its own expense, facilities necessary for the operation of the Funds and it makes personnel available to serve as the senior officers of the Funds, including their Principal Executive Officer and the Principal Financial Officer.

In connection with the investment advisory services provided to the Funds, the Board discussed, in detail, with representatives of the Adviser, the management of the Funds’ investments in accordance with each Fund’s stated investment objective and policies, including the oversight of PineStone Asset Management Inc. (“PineStone”) (previously known as StonePoint Asset Management Inc.) as sub-adviser to each of the Global Fund, International Fund and U.S. Equity Fund. The Board found it was reasonable to expect that each Fund would continue to receive the services required from the Adviser under the applicable Advisory Agreement and that these services should be of high quality.

(b) Investment Performance of the Funds and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Adviser for each Fund. In particular, the Trustees observed (i) with respect to: each of the Global Fund and the U.S. Equity Fund, each Fund’s outperformance of its benchmark for the one-year period, as well as for longer-term periods; (ii) with respect to the International Fund,

Fiera Capital Series Trust Approval of Investment Advisory Agreement – Continued March 31, 2023 (Unaudited)

its underperformance compared to its benchmark for the one-year period, but significant outperformance of the benchmark for longer-term periods; and (iii) with respect to the SMID Fund, the Fund’s outperformance of its benchmark for the one-, three- and five-year periods. The Trustees further observed the Funds’ rankings in the top quartile compared to peers.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Funds

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreements. The Trustees also considered information showing a comparison of the advisory fees and expense ratios of each of the Funds compared with fees and expenses of other similarly managed open-end registered products, as well as fees of other accounts advised by the Adviser which employ investment strategies similar to that of the Funds. In addition, the Trustees observed the effect of the expense limitations agreed to by the Adviser on each Fund’s expense ratio, currently in place until October 2023 and which the Adviser indicated were expected to continue thereafter for each Fund unless the Fund is reorganized. Based on its review, the Board concluded that the level of the management fees for each Fund was fair and not unreasonable in light of the extent and quality of services that each Fund receives.

In reaching this conclusion, the Trustees also considered the profitability realized by the Adviser and its affiliates from the relationships with each of the Funds both individually and as a family of funds. The Trustees also observed the lack of meaningful profitability for the Adviser from any of the Funds and concluded that the amount of profitability was not excessive.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds, including the fees paid pursuant to the Advisory Agreements, the Funds’ Amended Shareholder Service Agreement with the Adviser, as well as soft dollars. The Trustees also reviewed information from the Adviser regarding shareholder servicing fees and other information showing out of pocket shareholder servicing costs paid by the Adviser to third party intermediaries. In addition, the Trustees discussed the services provided by the Adviser in overseeing various shareholder service intermediaries and the direct shareholder services provided by the Adviser to the Funds’ investors, and resources dedicated to such services. The Board concluded that the Funds would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

(e) Economies of Scale

The Trustees then considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Trustees observed that although each Fund’s advisory fee rate is currently not subject to a breakpoint, none of the Funds has achieved meaningful scale as each Fund is operating over its expense cap, under its expense limitation agreement, and is being subsidized in part by the Adviser. Thus, the Board concluded that the economies of scale are expected to likewise be diminished.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fees under each Advisory Agreement to be fair and not unreasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for each Fund.

Fiera Capital Series Trust Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) requires open-end registered investment companies, including exchange traded funds (“ETFs”), to establish written liquidity risk management programs. Rule 22e-4 (the “Liquidity Rule”) seeks to promote effective liquidity risk management, thereby reducing the risk that open-end funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Consistent with the Liquidity Rule, the Fiera Capital Series Trust (the “Trust”) adopted a Liquidity Risk Management Program (“the Program”) on behalf of each series of the Trust. Fiera Capital, Inc. (the “Adviser”), acting through its Liquidity Risk Committee (the “Committee”), serves as the Program Administrator. The Committee is responsible for, among other things, adopting and administering the Program on behalf of the Adviser pursuant to Rule 22e-4. The Trust’s Board of Trustees (the “Board”) approved the Adviser acting through the Committee as the Program Administrator for the Program with the responsibilities set forth in the Program.

At a meeting of the Board held on November 8, 2022, the Adviser provided an annual written report to the Board to address the operation of the Program and assess its adequacy and the effectiveness of its implementation. The Adviser noted that, over the past year, the Adviser did not: 1) alter the classification of the liquidity of any Fund’s portfolio investments, 2) breach the 15% limitation on illiquid investments for any Fund, or 3) exceed the minimum threshold of any Fund causing the designation of such Fund as a Primarily Highly Liquid Fund (as defined in the Program) to be changed. The Adviser reported that the Adviser believes that the Program has been implemented effectively and continues to function adequately. The Adviser further reported that there have been no material changes to the Program since its most recent annual report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Fiera Capital Series Trust Privacy Notice

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Fiera Capital Series Trust (the “Trust”) with respect to the collection, sharing and protection of non-public personal information of the Trust’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Trust. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Trust’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

Board of Trustees

Corey Dillon
Gerald Hellerman
Kevin Mirabile

Investment Adviser

Fiera Capital, Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, WI 53202

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Each Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in each Fund’s filings with the Securities and Exchange Commission. Each Fund undertakes no obligation to update any forward looking statement.

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Gerald Hellerman. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2023	$101,000
Fiscal year ended March 31, 2022	$97,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2023	$0
Fiscal year ended March 31, 2022	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews, and tax agent services.

Fiscal year ended March 31, 2023	$24,700
Fiscal year ended March 31, 2022	$23,740

(d) All Other Fees.

Fiscal year ended March 31, 2023	None
Fiscal year ended March 31, 2022	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	During the fiscal year ended March 31, 2023, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a) (1) Code of Ethics. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. Not applicable

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Fiera Capital Series Trust

By	/s/ Michael Quigley
Title	Michael Quigley, Principal Executive Officer

Date	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Quigley
Title	Michael Quigley, Principal Executive Officer

Date	June 9, 2023

By	/s/ Nadeem Siddiqui
Title	Nadeem Siddiqui, Principal Financial Officer

Date	June 9, 2023